UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21078

PIMCO New York Municipal Income Fund II
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,			New York 10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	May 31, 2007

Date of reporting period:	May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II

Annual Report May 31, 2007

Contents

Letter to Shareholders	1

Performance & Statistics	2-4

Schedules of Investments	5-26

Statements of Assets and Liabilities	28

Statements of Operations	29

Statements of Changes in Net Assets	30-31

Statements of Cash Flows	32-33

Notes to Financial Statements	34-41

Financial Highlights	42-45

Report of Independent Registered Public
Accounting Firm	46

Tax Information/Corporate Changes	47

Privacy Policy/Proxy Voting Policies &
Procedures	48

Dividend Reinvestment Plan	49

Board of Trustees	50-51

Principal Officers	52

PIMCO Municipal Income Funds II Letter to Shareholders

July 10, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively, the “Funds”) for the fiscal year ended May 31, 2007.

The U.S. bond market delivered stable, positive returns during the period as economic growth moderated, although a correction in the US housing market caused some weakness for bonds. The Federal Reserve (the “Fed”) raised the Federal Funds rate to 5.25% at the beginning of the period and has held the key rate at that level for nearly one year. Inflation continued to track somewhat higher than the central bank’s stated comfort level.

For specific information on the Funds and their performance during the reporting period, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

5.31.07 | PIMCO Municipal Income Funds II Annual Report 1

PIMCO Municipal Income Fund II Performance & Statistics
May 31, 2007 (unaudited)

¢   For the fiscal year ended May 31, 2007, PIMCO Municipal Income Fund II returned 8.02% on net asset value (NAV) and 12.64% on market price, compared to 5.92% and 10.37%, respectively for the Lipper Analytical General Municipal Debt Funds (Leveraged) average.

¢   Municipal bond yields decreased for the twelve month period (except for the short end of the muncipal yield curve) as the appetite for tax free municipals remained strong

¢   Interest rates for Treasuries and LIBOR Swaps also moved lower for the twelve month period

¢   Municipal bond issuance increased

       significantly over the period, supply levels were at $436 billion, with the largest increase coming from year-to-date 2007 as supply increased 35% versus the same five-month period in 2006.

¢   The municipal yield curve flattened over the period: 10-year, 20-year and 30-year maturity AAA General Obligation yields decreased by 11, 19, and 28 basis points, respectively

¢   Municipal to Treasury yield ratios ended the twelve month period with 10-year ratios at 79.9% and 30-year ratios at 84.8%

¢   Long municipals underperformed long Treasuries and the taxable debt sector; the Lehman Long

       Municipal Bond Index returned 6.28%, while the Long Government/Credit and the Lehman Long Treasury Indices returned 8.80% and 7.70%, respectively

¢   Tobacco securitization sector holdings performed well due to favorable news related to underlying tobacco companies and the advance refunding of older higher cost debt.

¢   Exposure to zero coupon municipals was positive for performance. The Lehman Zero Coupon Municipal Bond Index returned 8.14% for the period versus 6.28% for the Lehman Long Municipal Bond Index.

Total Return(1) :	Market Price	Net Asset Value (“NAV”)
1 Year	12.64%	8.02%
3 Year	11.84%	9.09%
Commencement of Operations (6/28/02) to 5/31/07	7.34%	7.81%

Common Share Market Price/NAV Performance: Commencement of Operations (6/28/02) to 5/31/07	Market Price/NAV:
	Market Price	$15.42
	NAV	$15.05
	Premium to NAV	2.46%
	Market Price Yield(2)	5.06%

	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is determined by subtracting the initial investment from the value at the end of the period and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at May 31, 2007.

2 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO California Municipal Income Fund II Performance & Statistics
May 31, 2007 (unaudited)

¢   For the fiscal year ended May 31, 2007, PIMCO California Municipal Income Fund II returned 8.06% on net asset value (NAV) and 15.35% on market price, compared to 5.88% and 10.15%, respectively for the Lipper California Municipal Debt Funds (Leveraged) average.

¢   Municipal bond yields decreased for the twelve month period (except for the short end of the municipal yield curve) as the appetite for tax free municipals remained strong

¢   Interest rates for Treasuries and LIBOR Swaps also moved lower for the twelve month period

¢    Municipal bond issuance increased significantly over the period, supply levels were at $436 billion, with the largest increase coming from year-to-date 2007 as supply increased 35% versus the same five-month period in 2006.

¢   The municipal yield curve flattened over the period: 10-year, 20-year and 30-year maturity AAA General Obligation yields decreased by 11, 19, and 28 basis points, respectively

¢   Municipal to Treasury yield ratios ended the twelve month period with 10-year ratios at 79.9% and 30-year ratios at 84.8%

¢   Long municipals underperformed long Treasuries and the taxable debt sector; the Lehman Long Municipal Bond Index returned 6.28%, while the Long Government/Credit and the Lehman Long Treasury Indices returned 8.80% and 7.70%, respectively

¢   Tobacco securitization sector holdings performed well due to favorable news related to underlying tobacco companies and the advance refunding of older higher cost debt.

¢   Exposure to zero coupon municipals was positive for performance. The Lehman Zero Coupon Municipal Bond Index returned 8.14% for the period versus 6.28% for the Lehman Long Municipal Bond Index.

¢   Municipal bonds within California outperformed the national index for the period. The Long California Index returned 6.64% versus the Long National Index return of 6.28%. California was the largest issuer of tax-exempt debt during the 12 months.

¢   The shape of the California State AAA insured municipal yield curve flattened over the 12 months: 5-year maturity credits increased by 12 basis points, 10-year maturities decreased by 5 basis points, and 30-year maturities decreased by 20 basis points.

Total Return(1) :	Market Price	Net Asset Value (“NAV”)
1 Year	15.35%	8.06%
3 Year	13.18%	9.96%
Commencement of Operations (6/28/02) to 5/31/07	7.87%	7.39%

Common Share Market Price/NAV Performance: Commencement of Operations (6/28/02) to 5/31/07	Market Price/NAV:
	Market Price	$15.96
	NAV	$14.89
	Premium to NAV	7.19%
	Market Price Yield(2)	5.26%

	Moody ’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is determined by subtracting the initial investment from the value at the end of the period and dividing the the remainder by the initial investment value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at May 31, 2007.

5.31.07 | PIMCO Municipal Income Funds II Annual Report 3

PIMCO New York Municipal Income Fund II Performance & Statistics
May 31, 2007 (unaudited)

¢   For the fiscal year ended May 31, 2007, PIMCO New York Municipal Income Fund II returned 6.41% on net asset value (NAV) and 15.51% on market price, compared to 5.51% and 10.41%, respectively for the Lipper New York Municipal Debt Funds (Leveraged) average.

¢   Municipal bond yields decreased for the twelve month period (except for the short end of the municipal yield curve) as the appetite for tax free municipals remained strong

¢   Interest rates for Treasuries and LIBOR Swaps also moved lower for the twelve month period

¢   Municipal bond issuance increased significantly over the 12 month period, supply levels were at $436 billion, with the largest increase coming from year-to-date 2007 as supply increased 35% versus the  same five-month period in 2006.

¢   The municipal yield curve flattened over the period: 10-year, 20-year and 30-year maturity AAA General Obligation yields decreased by 11, 19, and 28 basis points, respectively

¢   Municipal to Treasury yield ratios ended the twelve month period with 10-year ratios at 79.9% and 30-year ratios at 84.8%

¢   Long municipals underperformed long Treasuries and the taxable debt sector; the Lehman Long Municipal Bond Index returned 6.28%, while the Long Government/Credit and the Lehman Long Treasury Indices returned 8.80% and 7.70%, respectively

¢   Tobacco securitization sector holdings performed well due to favorable news related to underlying tobacco companies and the advance refunding of older higher cost debt.

¢   Exposure to zero coupon municipals was positive for performance. The Lehman Zero Coupon Municipal Bond Index returned 8.14% for the period versus 6.28% for the Lehman Long Municipal Bond Index.

¢   Municipal bonds within New York underperformed the national index for the period. The Long New York Index returned 6.13% versus the Long National Index return of 6.28%. New York was the second largest issuer of tax-exempt debt during the 12 months.

¢   The shape of the New York Insured AAA municipal yield curve flattened over the quarter: 5-year maturity AAA credits increased by 9 basis points, 10-year maturities decreased by 13 basis points, and 30-year maturities decreased by 25 basis points.

Total Return(1) :	Market Price	Net Asset Value (“ NAV” )
1 Year	15.51%	6.41%
3 Year	12.56%	9.54%
Commencement of Operations (6/28/02) to 5/31/07	7.13%	7.14%

Common Share Market Price/NAV Performance: Commencement of Operations (6/28/02) to 5/31/07	Market Price/NAV:
	Market Price	$15.49
	NAV	$14.79
	Premium to NAV	4.73%
	Market Price Yield(2)	5.13%

	Moody ’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is determined by subtracting the initial investment from the value at the end of the period and dividing the remainder by the initial investment value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Investment return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at May 31, 2007.

4 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
MUNICIPAL BONDS & NOTES—95.2%
	Alabama—4.0%
$ 10,000	Birmingham Baptist Medical Centers Special Care Facs.
	Financing Auth. Rev., 5.00%, 11/15/30, Ser. A	Baa1/NR	$10,102,600
	Birmingham Waterworks & Sewer Board Rev., Ser. B,
	(Pre-refunded @ $100, 1/1/13) (MBIA)(b),
1,145	5.00%, 1/1/27	Aaa/AAA	1,205,742
10,000	5.00%, 1/1/37	Aaa/AAA	10,530,500
18,000	5.25%, 1/1/33 (c)(h)	NR/NR	19,178,100
1,750	Huntsville Health Care Auth. Rev.,
	5.75%, 6/1/32, Ser. B, (Pre-refunded @ $101, 6/1/12) (b)	A2/NR	1,904,105
16,580	Jefferson Cnty. Sewer Rev.,
	4.75%, 2/1/38, Ser. B, (Pre-refunded @ $100,
	8/1/12) (FGIC)(b)	Aaa/AAA	17,231,594
			60,152,641
	Alaska—0.2%
3,550	State Housing Finance Corp. Rev., 5.25%, 6/1/32, Ser. C (MBIA)	Aaa/AAA	3,604,706
	Arizona—2.4%
1,300	Health Facs. Auth. Hospital System Rev.,
	5.75%, 12/1/32, (Pre-refunded @ $101, 12/1/12) (b)	NR/BBB	1,423,591
33,000	Salt River Project Agricultural Improvement & Power Dist. Rev.,
	5.00%, 1/1/37, Ser. A (c)(h)	Aa1/AA	34,568,160
			35,991,751
	Arkansas—0.1%
13,000	Arkansas Dev. Finance Auth. Rev., zero coupon,
	7/1/46 (AMBAC)	Aaa/NR	2,037,360
	California—3.1%
9,610	Alameda Corridor Transportation Auth. Rev., zero coupon,
	10/1/16, Ser. A (AMBAC)	Aaa/AAA	6,487,327
	Golden State Tobacco Securitization Corp.
	Tobacco Settlement Rev.,
15,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	14,827,800
3,300	6.25%, 6/1/33, Ser. 2003-A-1	Aaa/AAA	3,616,833
9,000	6.75%, 6/1/39, Ser. 2003-A-1,
	(Pre-refunded @ $100, 6/1/13) (b)	Aaa/AAA	10,358,190
1,000	Rancho Cucamonga Community Facs. Dist., Special Tax,
	6.30%, 9/1/23, Ser. A	NR/NR	1,053,210
4,000	Southern California Public Power Auth., Transmission Project
	Rev., zero coupon, 7/1/13	Aa3/A+	3,115,160
	Univ. of California Rev.,
4,430	4.75%, 5/15/37, Ser. C (MBIA)	Aaa/AAA	4,505,886
2,900	4.75%, 5/15/38, Ser. B	Aa3/AA-	2,932,393
			46,896,799
	Colorado—5.3%
30,000	Dawson Ridge Dist. No. 1, GO, zero coupon, 10/1/22, Ser. A	Aaa/NR	15,238,800
5,000	Denver City & Cnty., CP, 5.50%, 12/1/25, Ser. B,
	(Pre-refunded @ $101, 12/1/10) (AMBAC) (b)	Aaa/AAA	5,315,750

5.31.07 | PIMCO Municipal Income Funds II Annual Report 5

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Colorado—(continued)
	E-470 Public Highway Auth. Rev., Ser. B (MBIA),
$ 20,000	zero coupon, 9/1/35	Aaa/AAA	$5,189,200
15,000	zero coupon, 9/1/37	Aaa/AAA	3,511,350
	Health Facs. Auth. Rev.,
25,000	Catholic Health Initiatives, 5.50%, 3/1/32	Aa2/AA	26,558,250
18,305	Exempla, Inc., 5.625%, 1/1/33, Ser. A	A1/A-	19,080,400
6,500	Retirement Fac., Liberty Height, zero coupon, 7/15/22	Aaa/AAA	3,332,680
			78,226,430
	District of Columbia—1.2%
17,500	Washington D.C. Convention Center Auth. Tax Rev.,
	4.75%, 10/1/28, (Pre-refunded @ $100, 10/1/08)
	(AMBAC) (b)	Aaa/AAA	17,736,425
	Florida—3.9%
6,520	Brevard Cnty. Health Facs. Auth. Rev., 5.00%, 4/1/34	A2/A	6,631,231
	Highlands Cnty. Health Facs. Auth. Rev.,
2,830	Adventist, 5.00%, 11/15/31, Ser. C	A2/A+	2,859,036
8,000	Adventist/Sunbelt, 6.00%, 11/15/31, Ser. A,
	(Pre-refunded @ $101, 11/15/11) (b)	A2/NR	8,722,720
2,335	Hillsborough Cnty. Industrial Dev. Auth., Pollution Control Rev.,
	Tampa Electric Co. Project, 5.50%, 10/1/23	Baa2/BBB-	2,430,805
635	Hillsborough Cnty. Industrial Dev. Auth. Rev.,
	Health Fac. Project, 5.625%, 8/15/23	Baa2/BBB	656,018
7,135	Jacksonville Health Facs. Auth. Rev., 5.25%, 11/15/32, Ser. A	Aa2/AA	7,435,312
11,500	Lakeland Hospital System Rev., Regional Health System,
	5.50%, 11/15/32, (Pre-refunded @ $101, 11/15/12) (b)	A2/NR	12,487,620
3,000	Leesburg Hospital Rev., Leesburg Regional Medical Center
	Project, 5.50%, 7/1/32	Baa1/BBB+	3,093,420
	Orange Cnty. Health Facs. Auth. Rev., Adventist Health
	System (b),
2,550	5.625%, 11/15/32, (Pre-refunded @ $101, 11/15/12)	A2/A+	2,777,944
5,000	6.25%, 11/15/24, (Pre-refunded @ $100, 11/15/12)	A2/A+	5,558,300
5,000	Sumter Landing Community Dev. Dist. Rev., 4.75%, 10/1/35,
	Ser. A (MBIA) (c)(h)	NR/AAA	5,040,750
1,500	Winter Springs Water & Sewer Rev., zero coupon,
	10/1/29 (FGIC)	Aaa/AAA	535,260
			58,228,416
	Georgia—0.7%
4,000	Atlanta Water & Wastewater Rev., 5.00%, 11/1/39,
	Ser. A (MBIA)	Aaa/AAA	4,126,080
1,500	Grantor Trust Gov’t, CP, 4.75%, 6/1/28, Ser. A (MBIA)	Aaa/AAA	1,563,060
9,600	Richmond Cnty. Dev. Auth. Rev., zero coupon, 12/1/21	Aaa/NR	5,066,496
			10,755,636
	Hawaii—1.3%
19,170	Honolulu City & Cnty. Wastewater System Rev., First Board
	Resolution, 4.75%, 7/1/28 (FGIC)	Aaa/NR	19,404,257

6 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Illinois—19.3%
	Central Lake Cnty. Water Agcy. Rev., Ser. A (AMBAC),
$ 3,610	5.125%, 5/1/28, Ser. A	Aaa/NR	$3,766,313
8,150	5.125%, 5/1/32, Ser. A, (Pre-refunded @ $100,
	11/1/12) (b)	Aaa/NR	8,652,448
5,050	Chicago, GO, 5.125%, 1/1/29 Ser. A (FGIC),	Aaa/AAA	5,171,250
	Chicago, Lake Shore East, Special Assessment,
3,162	6.625%, 12/1/22	NR/NR	3,408,288
6,700	6.75%, 12/1/32	NR/NR	7,234,660
	Chicago Board of Education School Reform, GO (FGIC),
15,535	zero coupon, 12/1/16, Ser. A	Aaa/AAA	10,413,577
5,000	zero coupon, 12/1/28, Ser. A	Aaa/AAA	1,850,300
4,500	zero coupon, 12/1/31	Aaa/AAA	1,439,100
	Chicago City Colleges, GO (FGIC),
32,670	zero coupon, 1/1/37	Aaa/AAA	8,151,492
29,145	zero coupon, 1/1/38	Aaa/AAA	6,917,857
32,670	zero coupon, 1/1/39	Aaa/AAA	7,375,252
7,000	Chicago Midway Airport Rev., 5.00%, 1/1/31, Ser. B (MBIA)	Aaa/AAA	7,135,730
5,000	Cicero, GO, 5.25%, 12/1/31 (MBIA)	Aaa/AAA	5,289,650
	Dev. Finance Auth. Retirement Housing Rev., Regency Park,
10,000	zero coupon, 7/15/23	NR/AAA	4,851,700
134,650	zero coupon, 7/15/25	NR/AAA	59,400,848
	Health Facs. Auth. Rev.,
5,000	Condell Medical Center, 5.50%, 5/15/32	Baa2/NR	5,156,700
20,100	Elmhurst Memorial Healthcare, 5.625%, 1/1/28	A2/NR	21,142,185
	Metropolitan Pier & Exposition Auth. Rev. (MBIA),
60,000	zero coupon, 12/15/30	Aaa/AAA	20,532,600
50,000	zero coupon, 12/15/33	Aaa/AAA	14,847,000
2,460	zero coupon, 6/15/38	Aaa/AAA	589,096
4,500	Schaumburg, GO, 5.00%, 12/1/41, Ser. B (FGIC)	Aaa/AAA	4,641,705
10,000	Springfield Rev., 5.00%, 3/1/35 (MBIA)	Aaa/AAA	10,438,100
5,000	State, GO, 5.00%, 3/1/34, Ser. A	Aa3/AA	5,170,050
68,470	State Sports Facs. Auth. Rev., zero coupon, 6/15/30 (AMBAC)	Aaa/AAA	63,993,431
			287,569,332
	Indiana—0.5%
	Brownsburg 1999 School Building Corp. Rev., Ser. A,
	(Pre-refunded @ $100, 9/15/13) (FSA)(b),
1,000	5.00%, 9/15/25	Aaa/AAA	1,061,820
2,000	5.25%, 3/15/25	Aaa/AAA	2,151,240
4,125	Fort Wayne Pollution Control Rev., 6.20%, 10/15/25	Caa1/B-	4,278,491
500	State Bank Rev., Hendricks, 5.25%, 4/1/30, Ser. D,
	(Pre-refunded @ $100, 4/1/12) (AMBAC) (b)	Aaa/AAA	530,510
			8,022,061

5.31.07 | PIMCO Municipal Income Funds II Annual Report 7

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Iowa—4.0%
$ 2,300	Higher Education Loan Auth. Rev., Grandview College,
	5.10%, 10/1/36	NR/NR	$2,347,725
	Tobacco Settlement Auth. of Iowa Rev., Ser. B,
46,000	zero coupon, 6/1/34	Baa3/BBB	47,289,840
8,850	5.60%, 6/1/35, (Pre-refunded @ $101, 6/1/11) (b)	NR/AAA	9,480,032
			59,117,597
	Kansas—0.2%
2,800	Univ. of Kansas Hospital Auth. Health Facs. Rev.,
	5.625%, 9/1/32, (Pre-refunded @ $100, 9/1/12) (b)	NR/AAA	3,030,832
	Kentucky—0.3%
	Economic Dev. Finance Auth., Hospital Facs. Rev.,
2,500	Catholic Healthcare Partners, 5.25%, 10/1/30	Aa3/AA-	2,586,500
1,945	St. Luke’s Hospital, 6.00%, 10/1/19, Ser. B	A3/A	2,132,265
			4,718,765
	Louisiana—4.6%
20,400	Public Facs. Auth. Rev., Ochsner Clinic Foundation,
	5.50%, 5/15/32, Ser. B	A3/NR	21,226,608
	Tobacco Settlement Financing Corp. Rev., Ser. 2001-B,
36,395	5.875%, 5/15/39	Baa3/BBB	38,979,773
8,000	5.875%, 5/15/39 (c)(h)	Baa3/BBB	8,568,160
			68,774,541
	Maryland—0.1%
1,000	State Health & Higher Educational Facs. Auth. Rev.,
	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	Baa2/NR	1,054,690
	Massachusetts—3.7%
14,500	Bay Transportation Auth., Special Assessment,
	4.75%, 7/1/34, Ser. A, (Pre-refunded @ $100,
	7/1/15) (b)(c)(h)	NR/NR	15,315,190
1,300	Bay Transportation Auth. Rev., General Transportation System,
	4.75%, 3/1/21, Ser. A (MBIA)	Aaa/AAA	1,319,773
	State College Building Auth. Project Rev., Ser. B (XCLA),
5,560	5.50%, 5/1/28	Aaa/AAA	6,448,544
7,645	5.50%, 5/1/33	Aaa/AAA	8,950,078
5,000	5.50%, 5/1/39	Aaa/AAA	5,909,050
4,295	State Turnpike Auth. Rev., 4.75%, 1/1/34, Ser. A (AMBAC)	Aaa/AAA	4,311,364
12,050	State Water Res. Auth. Rev., 4.75%, 8/1/37, Ser. A (FSA)	Aaa/AAA	12,069,400
			54,323,399
	Michigan—2.3%
	Detroit City School Dist., GO, Ser. A (b),
8,500	5.00%, 5/1/32, (Pre-refunded @ $100, 5/1/13) (FGIC)	Aaa/AAA	8,984,075
1,750	5.125%, 5/1/31, (Pre-refunded @ $100, 5/1/12) (FSA)	Aaa/AAA	1,844,815
2,500	Detroit Water Supply System Rev., 5.00%, 7/1/30, Ser. A (FGIC)	Aaa/AAA	2,567,475

8 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Michigan—(continued)
	State Hospital Finance Auth. Rev.,
$ 5,000	Ascension Health, 5.25%, 11/15/26, Ser. B	Aa2/AA	$5,204,800
	Oakwood Group, Ser. A,
13,500	5.75%, 4/1/32	A2/A	14,185,665
1,925	6.00%, 4/1/22	A2/A	2,067,238
			34,854,068
	Minnesota—0.1%
280	City of Minneapolis, Tax Allocation, Grant Park Project,
	5.35%, 2/1/30	NR/NR	282,363
500	Oronoco Multifamily Housing Rev., 5.40%, 6/1/41	NR/NR	495,000
			777,363
	Mississippi—0.3%
3,605	Business Finance Corp., Pollution Control Rev., 5.875%, 4/1/22	Ba1/BBB	3,613,976
740	Dev. Bank Special Obligation, Projects & Equipment
	Acquisitions Rev., 5.00%, 7/1/24 (AMBAC)	Aaa/AAA	740,814
			4,354,790
	Missouri—0.2%
860	Hanley Road & North of Folk Ave. Transportation Dist. Rev.,
	5.00%, 10/1/25	NR/NR	864,730
1,500	St. Louis Parking Facs. Rev., Downtown Parking Fac.,
	6.00%, 2/1/28, (Pre-refunded @ $100, 2/1/12) (b)	NR/NR	1,631,505
			2,496,235
	Nevada—1.7%
	Clark Cnty., GO (FGIC),
1,450	5.00%, 6/1/31	Aaa/AAA	1,485,772
1,950	5.00%, 6/1/31, (Pre-refunded @ $100, 6/1/11) (b)	Aaa/AAA	2,032,173
	Reno Transportation Project Rev., (Pre-refunded @ $100,
	6/1/12) (AMBAC)(b),
3,960	5.125%, 6/1/27	Aaa/AAA	4,181,641
2,000	5.125%, 6/1/32	Aaa/AAA	2,111,940
3,500	5.125%, 6/1/37	Aaa/AAA	3,695,895
7,570	5.25%, 6/1/41	Aaa/AAA	8,036,236
3,290	Truckee Meadows Water Auth. Rev.,
	5.125%, 7/1/30, Ser. A, (Pre-refunded @ $100,
	7/1/11) (FSA) (b)	Aaa/AAA	3,446,604
			24,990,261
	New Hampshire—0.2%
	Health & Education Facs. Auth. Rev., Catholic Medical Center,
360	6.125%, 7/1/32	Baa1/BBB+	387,259
2,640	6.125%, 7/1/32, (Pre-refunded @ $101, 7/1/12) (b)	Baa1/BBB+	2,926,995
			3,314,254
	New Jersey—2.4%
	Economic Dev. Auth., Kapkowski Road Landfill, Special
	Assessment,
4,000	5.75%, 10/1/21	Baa3/NR	4,431,000
11,405	5.75%, 4/1/31	Baa3/NR	12,521,892

5.31.07 | PIMCO Municipal Income Funds II Annual Report 9

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	New Jersey—(continued)
	Economic Dev. Auth. Rev.,
	Arbor Glen,
$ 525	6.00%, 5/15/28	NR/NR	$539,411
225	6.00%, 5/15/28, Ser. A, (Pre-refunded @ $102,
	5/15/09) (b)	NR/NR	238,327
250	Seashore Gardens, 5.375%, 11/1/36	NR/NR	254,123
3,500	State Educational Facs. Auth. Rev., 6.00%, 7/1/25, Ser. D	NR/NR	3,799,320
	Tobacco Settlement Financing Corp. Rev. (b),
1,285	6.00%, 6/1/37, (Pre-refunded @ $100, 6/1/12)	Aaa/AAA	1,406,869
3,095	6.125%, 6/1/42, (Pre-refunded @ $100, 6/1/12)	Aaa/AAA	3,408,864
6,150	6.25%, 6/1/43, (Pre-refunded @ $100, 6/1/13)	Aaa/AAA	6,908,295
2,500	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13)	Aaa/AAA	2,874,400
			36,382,501
	New Mexico—0.3%
5,000	Farmington Pollution Control Rev., 5.80%, 4/1/22	Baa2/BBB	5,044,250
	New York—3.7%
1,200	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%,
	11/15/36	NR/NR	1,262,652
10,000	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters,
	5.25%, 10/1/35 (c)(h)	Aa3/AA-	11,124,700
	Metropolitan Transportation Auth. Rev.,
10,600	5.00%, 11/15/30, Ser. A (FSA)	Aaa/AAA	10,987,748
10,000	5.25%, 11/15/32, Ser. B, (Pre-refunded @ $100,
	11/15/13) (b)	A2/AAA	10,803,900
	New York City Municipal Water Finance Auth., Water &
	Sewer System Rev.,
4,750	5.00%, 6/15/37, Ser. D (c)(h)	Aa2/AA+	4,940,950
7,000	5.00%, 6/15/39, Ser. A	Aa2/AA+	7,247,170
6,700	State Dormitory Auth. Rev., Sloan-Kettering Center Memorial,
	5.00%, 7/1/34, Ser. 1	Aa2/AA	6,911,988
2,000	State Environmental Facs. Corp. Rev., 5.00%, 6/15/28	Aaa/AAA	2,087,640
			55,366,748
	North Carolina—0.0%
550	North Carolina Medical Care Commission Rev., Salemtowne,
	5.10%, 10/1/30	NR/NR	553,614
	Ohio—0.5%
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare,
	5.375%, 10/1/30	Aa3/AA-	7,817,850
	Oklahoma—0.5%
6,500	Tulsa Cnty. Industrial Auth. Rev., Legacy Apartments,
	4.90%, 11/20/46 (FHA-GNMA)	Aaa/NR	6,658,405
	Pennsylvania—2.4%
	Allegheny Cnty. Hospital Dev. Auth. Rev., Ser. B,
	(Pre-refunded @ $102, 11/15/10) (b),
530	9.25%, 11/15/15	Ba3/B+	611,949
1,000	9.25%, 11/15/22	Ba3/B+	1,185,850
5,700	9.25%, 11/15/30	Ba3/B+	6,759,345

10 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Pennsylvania—(continued)
$ 4,500	Cumberland Cnty. Auth., Retirement Community Rev.,
	Wesley Affiliated Services,
	7.25%, 1/1/35, Ser. A, (Pre-refunded @ $101, 1/1/13) (b)	NR/NR	$5,247,675
1,250	Harrisburg Auth. Rev., 6.00%, 9/1/36	NR/NR	1,298,312
	Montgomery Cnty. Higher Education & Health Auth.
	Hospital Rev., Ser. A, Abington Memorial Hospital,
5,000	5.125%, 6/1/27	NR/A	5,143,950
3,750	5.125%, 6/1/32	NR/A	3,844,125
3,000	Philadelphia, GO, 5.25%, 9/15/25, Ser. 2001 (FSA)	Aaa/AAA	3,114,090
5,000	Philadelphia Auth. Industrial Dev. Lease Rev., 5.25%,
	10/1/30, Ser. B (FSA)	Aaa/AAA	5,206,600
500	Pittsburgh & Allegheny Cnty. Public Auditorium Auth.
	Rev., 5.00%, 2/1/29 (AMBAC)	Aaa/AAA	508,870
	Radnor Township School Dist., GO, Ser. B (FSA),
1,670	5.00%, 2/15/35	Aaa/NR	1,748,740
830	5.00%, 2/15/35, (Pre-refunded @ $100, 8/15/15) (b)	Aaa/NR	891,661
			35,561,167
	Puerto Rico—0.3%
4,200	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	4,487,364
	Rhode Island—4.6%
62,000	Tobacco Settlement Financing Corp. Rev.,
	6.25%, 6/1/42, Ser. A	Baa3/BBB	67,725,080
	South Carolina—5.3%
27,745	Greenville Cnty. School Dist. Rev., Building Equity
	Sooner Tomorrow,
	5.50%, 12/1/28, (Pre-refunded @ $101, 12/1/12) (b)	Aaa/AA-	30,186,837
18,120	Jobs Economic Dev. Auth. Rev., Bon Secours Health System,
	5.625%, 11/15/30	A3/A-	18,969,466
	Lexington Cnty., Health Services Dist. Hospital Rev.,
15,000	5.50%, 11/1/32	A2/A+	15,826,050
3,500	5.50%, 5/1/37	A2/A+	3,697,120
5,000	5.75%, 11/1/28	A2/A+	5,350,000
3,250	Tobacco Settlement Rev. Management Auth. Rev.,
	6.375%, 5/15/28, Ser. B	Baa3/BBB	3,476,915
1,180	Transportation Infrastructure Rev.,
	5.00%, 10/1/29, Ser. A, (Pre-refunded @ $100, 10/1/11)
	(AMBAC) (b)	Aaa/NR	1,234,929
			78,741,317
	Tennessee—0.3%
3,750	Knox Cnty. Health Educational & Housing Facs.,
	Board Hospital Facs. Rev.,
	Catholic Healthcare Partners, 5.25%, 10/1/30	Aa3/AA-	3,886,950

5.31.07 | PIMCO Municipal Income Funds II Annual Report 11

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Texas—10.7%
	Arlington Independent School Dist., GO (PSF-GTD),
$ 10	5.00%, 2/15/24	Aaa/NR	$10,136
990	5.00%, 2/15/24, (Pre-refunded @ $100, 2/15/09) (b)	Aaa/NR	1,010,077
	Aubrey Independent School Dist., GO (PSF-GTD),
130	5.50%, 2/15/33	Aaa/AAA	141,148
4,350	5.50%, 2/15/33, (Pre-refunded @ $100, 8/15/14) (b)	Aaa/AAA	4,771,254
6,500	Brazos Cnty. Health Facs. Dev. Corp., Franciscan Services
	Corp. Rev., 5.375%, 1/1/32	NR/A-	6,760,260
2,700	Comal Cnty. Health Facs. Dev., McKenna Memorial Hospital
	Project Rev., 6.25%, 2/1/32	Baa2/BBB-	2,941,299
5,000	Dallas Area Rapid Transit Rev.,
	5.00%, 12/1/31, (Pre-refunded @ $100, 12/1/11)
	(AMBAC) (b)	Aaa/AAA	5,234,950
20,000	Frisco Independent School Dist., GO, zero coupon,
	8/15/34 (PSF-GTD)	Aaa/NR	5,520,600
	Harris Cnty.,
19,750	GO, 5.125%, 8/15/31, (Pre-refunded @ $100, 8/15/12) (b)	Aa1/AA+	20,876,540
5,250	Health Facs. Dev. Corp. Rev., St. Luke’s Episcopal Hospital,
	5.375%, 2/15/26, Ser. A, (Pre-refunded @ $100,
	8/15/11) (b)	NR/AAA	5,552,872
25,000	Senior Lien Toll Road Rev., 5.00%, 8/15/30 (FSA)	Aaa/AAA	25,770,250
700	HFDC of Central Texas, Inc., Village at Gleannloch Farms Rev.,
	5.50%, 2/15/37, Ser. A	NR/NR	713,958
	Keller Independent School Dist., GO (PSF-GTD),
770	4.875%, 8/15/31	Aaa/AAA	776,722
6,730	4.875%, 8/15/31, (Pre-refunded @ $100, 8/15/09) (b)	Aaa/AAA	6,887,684
3,170	Little Elm Independent School Dist., GO, 5.30%, 8/15/29,
	Ser. A (PSF-GTD)	NR/AAA	3,352,941
6,250	North Dallas Thruway Auth. Rev., 4.75%, 1/1/29 (FGIC)	Aaa/AAA	6,280,813
5,000	Quinlan Independent School Dist., GO, 5.10%,
	2/15/32 (PSF-GTD)	Aaa/NR	5,155,200
2,000	Sabine River Auth. Rev., 5.20%, 5/1/28	Baa2/BB	2,016,160
	State, GO,
10,025	4.75%, 4/1/35, Ser. A (c)(h)	Aa1/AA	10,141,992
17,500	4.75%, 4/1/36	Aa1/AA	17,700,200
	State Turnpike Auth. Central Turnpike System Rev.,
	Ser. A (AMBAC),
10,000	zero coupon, 8/15/19	Aaa/AAA	5,860,700
8,880	5.00%, 8/15/42	Aaa/AAA	9,099,602
	State Water Financial Assistance, GO,
3,250	5.00%, 8/1/36	Aa1/AA	3,343,405
1,650	5.25%, 8/1/35	Aa1/AA	1,725,586
8,000	Wichita Falls Water & Sewer Rev.,
	5.00%, 8/1/27, (Pre-refunded @ $100, 8/1/11) (AMBAC) (b)	Aaa/AAA	8,349,760
			159,994,109

12 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Utah—3.0%
$ 44,150	Utah Transit Auth. Rev.,
	4.75%, 6/15/35, Ser. B, (Pre-refunded @ $100,
	12/15/15) (FSA) (b)(c)(h)	NR/NR	$44,892,603
	Virginia—0.5%
	Fredericksburg Industrial Dev. Auth., Medicorp Health
	System Rev., Ser. B,
2,500	5.125%, 6/15/33	A3/NR	2,547,050
4,000	5.25%, 6/15/27	A3/NR	4,113,680
			6,660,730
	Washington—0.3%
5,000	Tacoma Sewer Rev., 5.00%, 12/1/31, Ser. A (FGIC)	Aaa/AAA	5,129,150
	Wisconsin—0.7%
	Badger Tobacco Asset Securitization Corp. Rev.,
1,125	6.00%, 6/1/17	Baa3/BBB	1,213,706
7,750	6.125%, 6/1/27	Baa3/BBB	8,278,627
	State Health & Educational Facs. Auth. Rev.,
	Froedert & Community Health Obligation,
90	5.375%, 10/1/30	NR/AA-	93,685
910	5.375%, 10/1/30, (Pre-refunded @ $101, 10/1/11) (b)	NR/AA-	967,949
			10,553,967

	Total Municipal Bonds & Notes (cost-$1,302,938,997)		1,419,888,414

VARIABLE RATE NOTES (d) (e)—4.5%
	Alabama—0.5%
4,450	Jefferson Cnty. Sewer Rev., 10.03%, 2/1/36, Ser. 352 (FGIC) (c)	Aaa/NR	5,175,350
1,400	Montgomery Special Care Facs. Financing Auth. Rev.,
	8.85%, 11/15/29, Ser. 435 (MBIA) (c)	Aaa/NR	1,538,530
			6,713,880
	Colorado—0.2%
2,250	Denver City & Cnty. Airport Rev., 8.85%, 11/15/25,
	Ser. 425 (FSA) (c)	Aaa/NR	2,488,500
	Florida—0.4%
1,782	Orange Cnty. School Board, CP, 8.85%, 8/1/24,
	Ser. 328 (MBIA) (c)	Aaa/NR	2,092,335
3,241	State Governmental Utilities Auth. Rev., 8.85%,
	10/1/29, Ser. 327 (AMBAC) (c)	Aaa/NR	3,678,373
			5,770,708
	Illinois—0.6%
	Chicago, GO (c),
1,780	9.47%, 1/1/28, Ser. 332 (MBIA)	Aaa/NR	2,136,979
2,200	11.34%, 1/1/40, Ser. 426 (FGIC)	Aaa/NR	2,730,530
1,288	Cook Cnty., GO, 8.85%, 11/15/28, Ser. 403 (FGIC) (c)	Aaa/NR	1,495,239
2,000	State, GO, 10.10%, 4/1/27, Ser. 783 (FSA) (c)	Aaa/NR	2,484,600
			8,847,348

5.31.07 | PIMCO Municipal Income Funds II Annual Report 13

PIMCO Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	Massachusetts—1.4%
$ 1,400	Boston Water & Sewer Community Rev., 8.88%, 11/1/28,
	Ser. 434 (FGIC) (c)	Aaa/NR	$1,531,390
2,200	State, GO, 10.13%, 11/1/30, Ser. 785 (FGIC-TCRS) (c)	Aaa/NR	2,933,590
	State Turnpike Auth. Rev. (c),
7,366	8.88%, 1/1/37, Ser. 334 (MBIA)	Aaa/NR	8,004,632
3,000	8.88%, 1/1/37, Ser. 489 (MBIA)	NR/AAA	3,260,100
5,668	8.88%, 1/1/39, Ser. 335 (AMBAC)	Aaa/NR	6,129,118
			21,858,830
	Nevada—0.2%
2,200	State, GO, 8.85%, 5/15/28, Ser. 344 (FGIC) (c)	Aaa/NR	2,308,790
	Ohio—0.1%
1,580	Hamilton Cnty. Sales Tax Rev., 8.85%, 12/1/27,
	Ser. 356 (MBIA) (c)	Aaa/NR	1,758,066
	Pennsylvania—0.3%
	Philadelphia School Dist., GO (MBIA) (c),
1,670	7.60%, 4/1/27, Ser. 345	Aaa/NR	1,819,799
2,677	7.60%, 4/1/27, Ser. 496	NR/AAA	2,917,127
			4,736,926
	Texas—0.7%
2,460	Denton Utility System Rev., 9.47%, 12/1/29, Ser. 428 (MBIA) (c)	Aaa/NR	2,713,380
1,100	Houston Airport System Rev., 8.85%, 7/1/25, Ser. 404 (FGIC) (c)	Aaa/NR	1,149,500
	Houston Water & Sewer System Rev. (c),
2,200	8.85%, 12/1/28, Ser. 427 (FSA)	Aaa/NR	2,518,560
3,070	10.10%, 12/1/30, Ser. 495 (FGIC)	NR/AAA	3,765,202
			10,146,642
	Washington—0.1%
1,820	Central Puget Sound Regional Transit Auth. Sales Tax &
	Motor Rev., 7.60%, 2/1/28, Ser. 360 (FGIC) (c)	Aaa/NR	1,922,921

	Total Variable Rate Notes (cost-$56,795,248)		66,552,611

U.S. TREASURY BILLS (g) —0.3%
5,255	4.95%-4.955%, 6/14/07 (cost—$5,245,597)		5,245,597

	Total Investments (cost-$1,364,979,842) —100.0%		$1,491,686,622

14 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CALIFORNIA MUNICIPAL BONDS & NOTES—96.2%
	California—96.2%
$ 2,000	ABC Unified School Dist., GO, zero coupon, 8/1/23,
	Ser. B (FGIC)	Aaa/AAA	$963,820
1,000	Alpine Union School Dist., GO, zero coupon, 8/1/24,
	Ser. B (FSA)	Aaa/AAA	465,280
8,115	Anaheim City School Dist., GO, 5.00%, 8/1/26,
	(Pre-refunded @ $101, 8/1/11) (FGIC) (b)	Aaa/AAA	8,580,801
	Assoc. of Bay Area Gov’t Finance Auth. Rev., Odd Fellows Home,
5,300	5.20%, 11/15/22	NR/A+	5,497,955
26,000	5.35%, 11/15/32	NR/A+	27,132,560
23,000	Bakersfield, CP, zero coupon, 4/15/21	NR/AAA	12,598,480
	Bay Area Gov’t. Assoc.,
2,000	Lease Rev., 5.00%, 7/1/32, Ser. 2002-1 (AMBAC)	Aaa/AAA	2,070,920
1,945	Windmere Ranch Dist. 99-1, Special Assessment,
	6.30%, 9/2/25	NR/NR	2,068,858
1,085	Capistrano Unified School Dist., Community Fac. Dist.,
	Special Tax, 5.70%, 9/1/20, (Pre-refunded @ $102,
	9/1/09) (b)	NR/NR	1,151,380
1,090	Cathedral City Cove Improvements Dist. 04-02,
	Special Assessment, 5.00%, 9/2/30	NR/NR	1,090,610
2,300	Ceres Unified School Dist., GO, zero coupon, 8/1/27 (FGIC)	Aaa/AAA	752,859
	Chula Vista Community Facs. Dist., Special Tax,
3,000	5.125%, 9/1/36	NR/NR	3,031,650
1,825	6.15%, 9/1/26	NR/NR	1,936,599
4,380	6.20%, 9/1/33	NR/NR	4,652,655
	Chula Vista, Special Tax, (Pre-refunded @ $102, 9/1/10) (b),
1,160	6.05%, 9/1/25	NR/NR	1,260,410
2,500	6.10%, 9/1/32	NR/NR	2,720,175
	Clovis Unified School Dist., GO, Ser. B (FGIC),
2,000	zero coupon, 8/1/23	Aaa/AAA	971,460
3,535	zero coupon, 8/1/25	Aaa/AAA	1,550,840
2,500	zero coupon, 8/1/27	Aaa/AAA	997,675
1,410	Community College Financing Auth. Lease Rev.,
	5.00%, 8/1/27, Ser. A (AMBAC)	Aaa/AAA	1,462,804
	Corona-Norco Unified School Dist., Public Financing Auth.,
	Special Tax,
1,110	5.10%, 9/1/25 (AMBAC)	Aaa/AAA	1,144,354
210	5.55%, 9/1/15, Ser. A	NR/NR	212,642
305	5.65%, 9/1/16, Ser. A	NR/NR	309,243
160	5.75%, 9/1/17, Ser. A	NR/NR	162,656
530	6.00%, 9/1/20, Ser. A	NR/NR	539,938
1,000	6.00%, 9/1/25, Ser. A (c)	NR/NR	1,019,660
4,150	6.10%, 9/1/32, Ser. A	NR/NR	4,244,537
10,000	Coronado Community Dev. Agcy., Tax Allocation,
	4.875%, 9/1/35 (AMBAC) (h)	NR/NR	10,074,800
2,800	Cotati Redev. Agcy., Tax Allocation, 5.00%, 9/1/31,
	Ser. A (MBIA)	Aaa/AAA	2,860,872
3,000	Dinuba Financing Auth. Lease Rev., 5.10%, 8/1/32 (MBIA)	Aaa/AAA	3,110,760

5.31.07 | PIMCO Municipal Income Funds II Annual Report 15

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	California—(continued)
	Educational Facs. Auth. Rev.,
$ 3,475	Loyola Marymount Univ., zero coupon, 10/1/34 (MBIA)	Aaa/NR	$971,402
2,000	Woodbury Univ., 5.00%, 1/1/36	Baa3/BBB-	2,030,140
4,520	Elk Grove Unified School Dist., Community Facs. Dist. No. 1,
	Special Tax, 4.75%, 12/1/33 (MBIA)	Aaa/AAA	4,602,174
	Empire Union School Dist., Special Tax (AMBAC),
1,560	zero coupon, 10/1/30	Aaa/AAA	523,146
1,265	zero coupon, 10/1/32	Aaa/AAA	384,370
1,000	Escondido Union School Dist., GO, zero coupon, 8/1/27 (FSA)	Aaa/AAA	395,160
2,440	Eureka Union School Dist., GO, zero coupon, 8/1/27 (FSA)	Aaa/AAA	954,723
	Foothill Eastern Corridor Agcy. Toll Road Rev.,
7,100	zero coupon, 1/1/25, Ser. A	Aaa/AAA	3,220,418
3,270	zero coupon, 1/1/26, Ser. A	Aaa/AAA	1,415,387
1,500	zero coupon, 1/15/27 (MBIA-IBC)	Aaa/AAA	1,460,280
3,780	zero coupon, 1/1/28, Ser. A	Aaa/AAA	1,483,083
17,860	zero coupon, 1/1/30, Ser. A	Aaa/AAA	6,341,907
400	Franklin-McKinley School Dist., GO, 5.00%, 8/1/27, Ser. B,
	(Pre-refunded @ $100, 8/1/13) (FSA) (b)	Aaa/AAA	426,556
1,440	Fremont Community Facs. Dist. No. 1, Special Tax,
	5.30%, 9/1/30	NR/NR	1,457,899
	Golden State Tobacco Securitization Corp. Rev.,
2,000	zero coupon, 6/1/37, Ser. A-2	Baa3/BBB	1,533,720
8,000	5.00%, 6/1/33, Ser. A-1	Baa3/BBB	7,908,160
10,000	5.00%, 6/1/35, Ser. A-1 (FGIC) (c)(h)	Aaa/AAA	10,400,400
45,000	5.00%, 6/1/38, Ser. A-1 (FGIC) (c)(h)	Aaa/AAA	46,740,600
12,485	5.00%, 6/1/45, Ser. A-1 (AMBAC-TCRS) (c)(h)	Aaa/AAA	12,883,022
6,000	5.00%, 6/1/45, Ser. A-1 (FGIC-TCRS) (c)(h)	Aaa/AAA	6,191,280
11,700	6.25%, 6/1/33, Ser. 2003-A-1	Aaa/AAA	12,823,317
36,200	6.75%, 6/1/39, Ser. 2003-A-1, (Pre-refunded @ $100,
	6/1/13) (b)	Aaa/AAA	41,662,942
	Health Facs. Finance Auth. Rev.,
4,000	Adventist Health System, 5.00%, 3/1/33	NR/A	4,033,440
	Catholic Healthcare West (b),
495	5.00%, 7/1/28, (Partially pre-refunded @ $101, 7/1/08)	A2/A	503,410
70	5.00%, 7/1/28, (Pre-refunded @ $101, 7/1/08)	A2/A	71,709
2,115	Hope Rehabilitation, 5.375%, 11/1/20 (CA Mtg. Ins.)	NR/A+	2,216,943
	Paradise VY Estates (CA Mtg. Ins.),
5,500	5.125%, 1/1/22	NR/A+	5,703,225
3,875	5.25%, 1/1/26	NR/A+	4,028,295
1,750	Huntington Beach Community Facs. Dist., Special Tax,
	6.30%, 9/1/32	NR/NR	1,806,385
1,045	Industry Urban Dev. Agcy., Transportation Dist. 2,
	Tax Allocation, 4.75%, 5/1/21 (MBIA)	Aaa/AAA	1,065,283
200	Infrastructure & Economic Dev. Bank Rev.,
	Bay Area Toll Bridges, 5.00%, 7/1/36,
	(Pre-refunded @ $100, 1/1/28) (AMBAC) (b)	Aaa/AAA	221,012

16 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	California—(continued)
$ 7,000	Irvine Improvement Board Act 1915, Special Assessment,
	5.70%, 9/2/26	NR/NR	$7,219,170
1,000	Irvine Unified School Dist., Special Tax, 5.125%, 9/1/36, Ser. A	NR/NR	1,012,250
1,900	Jurupa Unified School Dist., GO, zero coupon, 5/1/27 (FGIC)	Aaa/AAA	758,233
2,450	Kings Canyon JT Unified School Dist., GO, zero coupon,
	8/1/27 (FGIC)	Aaa/AAA	968,142
5,300	Livermore-Amador Valley Water Management Agcy. Rev.,
	5.00%, 8/1/31, Ser. A (AMBAC)	Aaa/AAA	5,463,929
5,935	Long Beach Unified School Dist., GO, 5.00%, 8/1/27,
	Ser. C (MBIA)	Aaa/NR	6,091,269
	Los Angeles, CP (MBIA),
9,895	5.00%, 2/1/27	Aaa/AAA	10,204,911
2,685	5.00%, 10/1/27, Ser. AU	Aaa/AAA	2,773,390
	Los Angeles Department of Water & Power Rev., Ser. A (h),
15,000	4.75%, 7/1/30 (FSA) (c)	Aaa/AAA	15,332,550
30,000	5.00%, 7/1/35 (FSA) (c)	Aaa/AAA	31,418,400
16,950	5.125%, 7/1/41 (FGIC-TCRS) (c)	Aaa/AAA	17,453,923
7,200	Los Angeles Wastewater System Rev., 5.00%, 6/1/30,
	Ser. A (FGIC)	Aaa/AAA	7,430,616
1,000	Manhattan Beach Unified School Dist., GO, zero coupon,
	9/1/25 (FGIC)	Aaa/AAA	433,170
	Manteca Redev. Agcy., Tax Allocation,
7,295	5.00%, 10/1/32 (FSA)	Aaa/AAA	7,570,605
10,000	5.00%, 10/1/36 (AMBAC) (c)(h)	NR/NR	10,406,700
	Manteca Unified School Dist., Special Tax (MBIA),
2,365	zero coupon, 9/1/25	Aaa/AAA	1,015,365
5,330	5.00%, 9/1/29, Ser. C	Aaa/AAA	5,485,369
4,000	Merced Cnty., CP, Juvenile Justice Correctional Fac.,
	5.00%, 6/1/32 (AMBAC)	Aaa/NR	4,108,240
	Modesto Elementary School Dist. Stanislaus Cnty., GO,
	Ser. A (FGIC),
2,615	zero coupon, 8/1/23	Aaa/AAA	1,250,284
2,705	zero coupon, 8/1/24	Aaa/AAA	1,227,313
2,000	zero coupon, 5/1/27	Aaa/AAA	791,720
2,150	Modesto High School Dist. Stanislaus Cnty., GO, zero coupon,
	8/1/26, Ser. A (FGIC)	Aaa/AAA	891,304
	Modesto Public Financing Auth. Lease Rev. (AMBAC),
55	5.00%, 9/1/29	Aaa/AAA	56,279
945	5.00%, 9/1/29, (Pre-refunded @ $100, 9/1/08) (b)	Aaa/AAA	970,345
2,385	Monrovia Financing Auth. Lease Rev., Hillside Wilderness
	Preserve, 5.125%, 12/1/31 (AMBAC)	Aaa/AAA	2,505,156
	Montebello Unified School Dist., GO,
1,500	zero coupon, 8/1/24 (FGIC)	Aaa/AAA	686,310
1,485	zero coupon, 8/1/24 (FSA)	Aaa/AAA	679,447
2,830	zero coupon, 8/1/25 (FGIC)	Aaa/AAA	1,230,569
2,775	zero coupon, 8/1/27 (FGIC)	Aaa/AAA	1,096,569
4,700	Moreno Valley Unified School Dist. Community Facs. Dist.,
	Special Tax, 5.20%, 9/1/36	NR/NR	4,763,732

5.31.07 | PIMCO Municipal Income Funds II Annual Report 17

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	California—(continued)
$ 2,400	Morgan Hill Unified School Dist., GO, zero coupon,
	8/1/23 (FGIC)	Aaa/AAA	$1,184,328
1,500	Mountain View-Whisman School Dist., GO,
	5.00%, 6/1/27, Ser. D, (Pre-refunded @ $101, 6/1/12)
	(MBIA) (b)	Aaa/AAA	1,597,050
1,800	Murrieta Redev. Agcy., Tax Allocation, 5.00%, 8/1/32 (MBIA)	Aaa/AAA	1,866,690
3,245	Newark Unified School Dist., GO, zero coupon, 8/1/26,
	Ser. D (FSA)	Aaa/AAA	1,332,722
19,805	Oakland, GO, 5.00%, 1/15/32, Ser. G (FGIC) (c)(h)	NR/NR	20,386,673
	Oakland Redev. Agcy., Tax Allocation, (Pre-refunded @ $100,
	3/1/13) (b),
1,395	5.25%, 9/1/27	NR/A	1,498,342
2,185	5.25%, 9/1/33	NR/A	2,349,181
1,000	Orange Cnty. Community Facs. Dist., Special Tax,
	No. 01-1-Ladera Ranch, 6.00%, 8/15/25, Ser. A,
	(Pre-refunded @ $101, 8/15/10) (b)	NR/AAA	1,077,530
12,000	Orange Cnty. Sanitation Dist., CP,
	5.25%, 2/1/30, (Pre-refunded @ $100, 8/1/13) (FGIC) (b)	Aaa/AAA	12,960,120
	Palmdale Community Redev. Agcy., Tax Allocation (AMBAC),
1,230	zero coupon, 12/1/30	Aaa/AAA	413,993
1,230	zero coupon, 12/1/31	Aaa/AAA	394,301
1,225	zero coupon, 12/1/32	Aaa/AAA	373,931
1,750	Paramount Unified School Dist., GO, zero coupon, 9/1/23,
	Ser. B (FSA)	Aaa/AAA	840,175
	Perris Public Financing Auth. Rev., Tax Allocation,
1,190	4.75%, 10/1/23, Ser. B (MBIA)	Aaa/AAA	1,224,022
780	5.375%, 10/1/20, Ser. C	NR/BBB+	814,702
1,800	5.625%, 10/1/31, Ser. C	NR/BBB+	1,910,016
10,000	Placentia-Yorba Linda Unified School Dist., CP, 5.00%,
	10/1/35 (FGIC) (h)	Aaa/AAA	10,420,800
10,150	Placer Union High School Dist., GO, zero coupon, 8/1/33 (FSA)	Aaa/AAA	3,003,689
	Poway Unified School Dist., Special Tax,
	Community Facs. Dist. No. 6,
2,700	5.125%, 9/1/28	NR/NR	2,733,264
2,300	5.125%, 9/1/28, Area B	NR/NR	2,337,674
1,500	5.50%, 9/1/25	NR/NR	1,530,495
3,000	5.60%, 9/1/33	NR/NR	3,062,010
1,000	6.05%, 9/1/25, Area A	NR/NR	1,053,610
5,500	6.125%, 9/1/33, Area A	NR/NR	5,787,430
	Community Facs. Dist. No. 10,
1,000	5.65%, 9/1/25	NR/NR	1,014,370
2,200	5.70%, 9/1/32	NR/NR	2,229,722
2,000	Rancho Cucamonga Community Facs. Dist., Special Tax,
	6.375%, 9/1/31, Ser. A	NR/NR	2,107,380
1,500	Richmond Wastewater Rev., zero coupon, 8/1/30 (FGIC)	Aaa/AAA	531,645
3,510	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	Aaa/AAA	3,625,514

18 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	California—(continued)
	Riverside Unified School Dist., Community Facs., Dist. No. 15,
	Special Tax, Ser. A,
$ 1,000	5.15%, 9/1/25	NR/NR	$1,020,100
1,000	5.25%, 9/1/30	NR/NR	1,021,370
1,000	5.25%, 9/1/35	NR/NR	1,018,930
	Rocklin Unified School Dist., GO (FGIC),
5,000	zero coupon, 8/1/24	Aaa/AAA	2,268,600
4,000	zero coupon, 8/1/25	Aaa/AAA	1,723,960
4,000	zero coupon, 8/1/26	Aaa/AAA	1,642,800
4,500	zero coupon, 8/1/27	Aaa/AAA	1,760,760
	Roseville Redev. Agcy., Tax Allocation (MBIA),
3,730	5.00%, 9/1/27	Aaa/AAA	3,872,001
3,365	5.00%, 9/1/32	Aaa/AAA	3,486,712
2,115	5.00%, 9/1/33	Aaa/AAA	2,191,500
4,500	Sacramento City Financing Auth. Rev., Ser. A,
	5.00%, 12/1/32, (Pre-refunded @ $100, 12/1/12) (FSA) (b)	Aaa/AAA	4,776,705
4,610	North Natomas CFD No. 2, 6.25%, 9/1/23	NR/NR	4,735,899
12,490	Sacramento Cnty. Airport System Rev., 5.00%, 7/1/32,
	Ser. A (FSA)	Aaa/AAA	12,861,328
14,350	Sacramento Cnty. Sanitation Dist. Rev.,
	5.00%, 12/1/35, Ser. A, (Pre-refunded @ $100, 12/1/14)
	(AMBAC) (b) (h)	Aaa/AAA	15,443,757
	San Diego Cnty. Water Auth., CP, Ser. A (MBIA),
8,285	5.00%, 5/1/28	Aaa/AAA	8,601,818
8,000	5.00%, 5/1/29	Aaa/AAA	8,301,680
	San Diego Community Facs. Dist. No. 3, Special Tax, Ser. A (c),
1,200	5.60%, 9/1/21	NR/NR	1,214,352
800	5.70%, 9/1/26	NR/NR	809,584
2,300	5.75%, 9/1/36	NR/NR	2,330,521
	San Diego Public Facs. Financing Auth. Lease Rev.,
1,000	5.00%, 5/15/29, Ser. A (FGIC)	Aaa/AAA	1,025,500
1,500	Fire & Life Safety Facs., 5.00%, 4/1/32 (MBIA)	Aaa/AAA	1,539,285
14,000	San Diego Public Facs. Financing Auth. Water Rev.,
	5.00%, 8/1/32 (MBIA)	Aaa/AAA	14,487,340
7,775	San Diego Unified School Dist., GO, 5.00%, 7/1/27,
	Ser. D (FGIC) (c)(h)	NR/NR	8,172,225
	San Francisco City & Cnty. Airport Community, International
	Airport Rev., Ser. 2 (MBIA),
5,585	4.50%, 5/1/28	Aaa/AAA	5,577,293
11,585	5.00%, 5/1/32	Aaa/AAA	11,996,731
8,715	5.00%, 5/1/32, (Pre-refunded @ $100, 5/1/12) (b)	Aaa/AAA	9,198,682
10,405	San Joaquin Hills Transportation Corridor Agcy. Toll Road
	Rev., zero coupon, 1/1/25	Aaa/AAA	4,719,500
	San Jose, Libraries & Parks, GO,
14,970	5.00%, 9/1/32 (MBIA) (c)(h)	NR/NR	15,498,441
10,190	5.125%, 9/1/31	Aa1/AA+	10,559,897
9,150	San Jose Unified School Dist., GO, 5.00%, 8/1/27,
	Ser. A (FSA) (c)(h)	NR/NR	9,528,718

5.31.07 | PIMCO Municipal Income Funds II Annual Report 19

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	California—(continued)
	San Juan Unified School Dist., GO (FSA),
$ 1,770	zero coupon, 8/1/23	Aaa/AAA	$859,742
6,105	zero coupon, 8/1/26	Aaa/AAA	2,554,698
4,835	San Mateo Foster City School Dist., GO,
	5.10%, 8/1/31, (Pre-refunded @ $101, 8/1/11) (FGIC) (b)	Aaa/AAA	5,130,950
2,300	San Mateo Union High School Dist., GO, zero coupon,
	9/1/20 (FGIC)	Aaa/AAA	1,304,445
1,730	San Rafael City High School Dist., GO, 5.00%, 8/1/27,
	Ser. B (FSA)	Aaa/AAA	1,785,360
3,280	San Rafael Elementary School Dist., GO, 5.00%, 8/1/27,
	Ser. B (FSA)	Aaa/AAA	3,384,960
	Santa Clara Unified School Dist., GO (MBIA),
2,755	5.00%, 7/1/25	Aaa/AAA	2,857,210
3,040	5.00%, 7/1/27	Aaa/AAA	3,142,965
1,260	Santa Cruz Cnty. Rev., 5.25%, 8/1/32	A3/NR	1,321,904
	Santa Margarita Water Dist., Special Tax,
2,000	6.00%, 9/1/30	NR/NR	2,102,600
3,000	6.25%, 9/1/29	NR/NR	3,171,750
2,000	Santa Monica Community College Dist., GO, zero coupon,
	8/1/26, Ser. C (MBIA)	Aaa/AAA	782,780
	Saugus Hart School Facs. Financing Auth., Special Tax,
	Community Facs. Dist. 00-1,
1,140	6.10%, 9/1/32	NR/NR	1,168,899
2,225	6.125%, 9/1/33	NR/NR	2,279,245
1,000	Shasta Union High School Dist., GO, zero coupon, 8/1/24 (FGIC)	Aaa/AAA	457,540
2,745	South Tahoe JT Powers Parking Financing Auth. Rev.,
	7.00%, 12/1/27, Ser. A	NR/NR	2,756,035
1,800	Southern Mono Health Care Dist., GO, zero coupon,
	8/1/26 (MBIA)	Aaa/AAA	732,366
	State Public Works Board Lease Rev., UCLA Replacement
	Hospital,
9,605	5.00%, 10/1/22, Ser. A (FSA)	Aaa/AAA	9,981,420
2,095	5.00%, 4/1/26	Aa2/AA-	2,182,927
1,710	State Univ. Rev., 5.00%, 11/1/33, Ser. A (AMBAC)	Aaa/AAA	1,763,797
	Statewide Community Dev. Auth.,
3,555	Bentley School Rev., 6.75%, 7/1/32 (a)	NR/NR	3,828,060
9,700	Jewish Home Rev., 5.50%, 11/15/33 (CA St. Mtg.)	NR/A+	10,326,426
2,770	Kaiser Permanente Rev., 5.50%, 11/1/32, Ser. A	NR/A+	2,898,777
3,000	Live Oak School Rev., 6.75%, 10/1/30	NR/NR	3,136,950
500	Peninsula Project Rev., 5.00%, 11/1/29	NR/NR	497,310
1,170	Wildwood Elementary School, CP, 6.10%, 11/1/15 (a)	NR/NR	1,177,289
	Statewide Financing Auth. Tobacco Settlement Rev.,
1,725	5.625%, 5/1/29	Baa3/NR	1,801,780
20,000	6.00%, 5/1/37, Ser. B (h)	NR/NR	21,397,200
7,750	Tamalpais Union High School Dist., GO, 5.00%, 8/1/27 (FSA)	Aaa/AAA	8,016,135
	Tobacco Securitization Agcy. Rev.,
4,500	Alameda Cnty., 6.00%, 6/1/42	Baa3/NR	4,808,970

20 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
	California—(continued)
	Fresno Cnty.,
$ 3,750	5.625%, 6/1/23	Baa3/BBB	$3,779,137
10,000	6.00%, 6/1/35	Baa3/BBB	10,709,700
6,875	Gold Cnty., zero coupon, 6/1/33	NR/BBB	1,567,569
1,800	Stanislaus Funding, 5.875%, 6/1/43, Ser. A	Baa3/NR	1,880,874
8,000	Tobacco Securitization Auth. of Southern California Rev.,
	5.00%, 6/1/37, Ser. A-1	Baa3/BBB	7,901,920
995	Tracy Community Facs. Dist., Special Tax, No. 99-2
	South Macarthur Area, 6.00%, 9/1/27	NR/NR	1,026,542
	Univ. Rev. (c)(h),
5,500	4.75%, 5/15/35, Ser. F (FSA)	Aaa/AAA	5,597,515
5,000	4.75%, 5/15/35, Ser. G (FGIC)	NR/NR	5,088,650
5,650	4.75%, 5/15/38, Ser. B	Aa3/AA-	5,713,110
10,000	5.00%, 9/1/27, Ser. O, (Pre-refunded @ $101,
	9/1/10) (FGIC) (b)	NR/NR	10,481,600
10,000	Ventura Cnty. Community College Dist., GO, 5.00%,
	8/1/27, Ser. A (MBIA)	Aaa/AAA	10,429,400
1,555	Ventura Unified School Dist., GO, 5.00%, 8/1/32, Ser. F (FSA)	Aaa/AAA	1,609,130
2,000	Vernon Electric System Rev., Malburg Generating Station,
	5.50%, 4/1/33, (Pre-refunded @ $100, 4/1/08) (b)	Aaa/NR	2,031,060
	Victor Elementary School Dist., GO, Ser. A (FGIC),
1,125	zero coupon, 8/1/24	Aaa/AAA	514,733
2,410	zero coupon, 8/1/26	Aaa/AAA	999,090
1,000	Vista Unified School Dist., GO, zero coupon,
	8/1/26, Ser. A (FSA)	Aaa/AAA	414,560
	West Contra Costa Unified School Dist., GO, Ser. A (MBIA),
2,740	5.00%, 8/1/26	Aaa/AAA	2,817,049
2,690	5.00%, 8/1/28	Aaa/AAA	2,764,056
1,890	5.00%, 8/1/31	Aaa/AAA	1,940,898
3,375	Westlands Water Dist. Rev., CP, 5.00%, 9/1/34 (MBIA)	Aaa/AAA	3,484,215
2,000	William S. Hart JT School Financing Auth. Rev., 5.625%, 9/1/34	NR/BBB+	2,099,060
2,110	Yuba City Unified School Dist., GO, zero coupon, 9/1/25 (FGIC)	Aaa/AAA	930,447

	Total California Municipal Bonds & Notes (cost-$845,713,554)		893,830,474

OTHER MUNICIPAL BONDS & NOTES—2.7%
	Iowa—1.8%
16,100	Tobacco Settlement Auth. of Iowa Rev., zero coupon,
	6/1/34, Ser. B	Baa3/BBB	16,551,444
	New York—0.4%
3,250	State Dormitory Auth. Hospital Rev., 6.25%, 8/15/15 (FHA)	Aa2/AAA	3,588,097
	Puerto Rico—0.5%
2,000	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	2,136,840
2,505	Public Building Auth. Rev., Gov’t Facs.,
	5.00%, 7/1/36, Ser. I (GTD)	Baa3/BBB-	2,577,019
			4,713,859

	Total Other Municipal Bonds & Notes (cost-$23,521,914)		24,853,400

5.31.07 | PIMCO Municipal Income Funds II Annual Report 21

PIMCO California Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
CALIFORNIA VARIABLE RATE NOTES (c) (d) (e)—0.2%
$ 1,500	Modesto Public Financing Auth. Lease Rev.,
	9.01%, 9/1/29, Ser. 354 (AMBAC) (cost-$1,482,309)	Aaa/NR	$1,639,275

OTHER VARIABLE RATE NOTES (d) (e)—0.6%
	Puerto Rico—0.6%
5,300	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A
	(cost-$5,580,416)	Ba1/BBB-	5,625,367

U.S. TREASURY BILLS (g)—0.3%
3,375	4.955%, 6/14/07 (cost-$3,368,961)		3,368,961

	Total Investments (cost-$879,667,154) —100.0%		$929,317,477

22 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
NEW YORK MUNICIPAL BONDS & NOTES—89.3%
	Buffalo Municipal Water Finance Auth., Water System Rev.,
	Ser. B, (Pre-refunded @ $100, 7/1/12) (FSA) (b),
$ 250	5.00%, 7/1/27	Aaa/AAA	$263,715
1,000	5.125%, 7/1/32	Aaa/AAA	1,060,580
2,400	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev.,
	6.00%, 11/15/36	NR/NR	2,525,304
10,000	Erie Cnty. Tobacco Asset Securitization Corp. Rev.,
	6.50%, 7/15/32, (Pre-refunded @ $101, 7/15/10) (b)	NR/AAA	10,867,500
2,500	Liberty Dev. Corp. Rev., 5.25%, 10/1/35 (c)(h)	Aa3/AA-	2,781,175
	Metropolitan Transportation Auth. Rev.,
1,850	5.00%, 11/15/30, Ser. A (FSA)	Aaa/AAA	1,917,673
10,000	5.25%, 11/15/31, Ser. E	A2/A	10,471,300
7,000	5.35%, 7/1/31, Ser. B	A1/AAA	7,373,870
4,130	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128 (c)(h)	Aa1/NR	4,209,214
4,000	New York City, GO, 5.00%, 3/1/33, Ser. I	A1/AA	4,110,080
	New York City Health & Hospital Corp. Rev., Ser. A,
1,100	5.375%, 2/15/26	A2/A	1,133,671
2,000	5.45%, 2/15/26	A2/A	2,077,740
	New York City Industrial Dev. Agcy. Rev.,
1,000	Eger Harbor, 4.95%, 11/20/32 (GNMA)	NR/AA+	1,018,700
	United Jewish Appeal Fed.,
1,500	5.00%, 7/1/27	Aa1/NR	1,560,615
1,220	6.45%, 7/1/32	B2/NR	1,278,743
	New York City Municipal Water Finance Auth.,
	Water & Sewer System Rev.,
7,500	4.50%, 6/15/33, Ser. C (c)(h)	NR/NR	7,308,975
3,055	4.75%, 6/15/25, Ser. D (MBIA-IBC)	Aaa/AAA	3,081,976
5,000	5.00%, 6/15/32, Ser. A (c)(h)	Aa2/AA+	5,122,550
15,000	5.125%, 6/15/34, Ser. A (h)	Aa2/AA+	15,629,700
10,000	New York City Transitional Finance Auth. Rev.,
	5.00%, 11/1/27, Ser. B	Aa1/AAA	10,358,400
7,785	New York City Trust for Cultural Res. Rev.,
	5.00%, 2/1/34 (FGIC) (c)(h)	Aaa/AAA	8,115,391
3,600	Port Auth. New York & New Jersey Rev.,
	5.00%, 4/15/32, Ser. 125 (FSA)	Aaa/AAA	3,765,996
7,500	State Dormitory Auth. Lease Rev., State Univ. Dormitory Facs.,
	5.00%, 7/1/32, (Pre-refunded @ $100, 7/1/12) (b)	Aa3/AA-	7,904,400
	State Dormitory Auth. Rev.,
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	Baa1/BBB	2,649,348
7,490	Court Facs., 5.50%, 5/15/31, Ser. A (AMBAC) (c)(h)	NR/NR	8,825,364
2,000	Kaleida Health Hospital, 5.05%, 2/15/25 (FHA)	NR/AAA	2,055,860
5,300	Lenox Hill Hospital, 5.50%, 7/1/30	Ba2/NR	5,513,431
	Long Island Univ. (Radian),
1,320	5.25%, 9/1/28	Aa3/AA	1,374,159
80	5.25%, 9/1/28, (Pre-refunded @ $102, 9/1/09) (b)	Aa3/AA	84,163
8,850	North General Hospital, 5.00%, 2/15/25	NR/AA-	9,042,753
5,000	Rochester Hospital, 5.00%, 12/1/35 (Radian) (h)	NR/NR	5,203,400
1,500	Sloan-Kettering Center Memorial, 5.00%, 7/1/34, Ser. 1	Aa2/AA	1,547,460

5.31.07 | PIMCO Municipal Income Funds II Annual Report 23

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
$ 5,000	St. Barnabas Hospital, 5.00%, 2/1/31, Ser. A (AMBAC-FHA)	Aaa/AAA	$5,190,450
8,600	State Personal Income Tax, 5.00%, 3/15/32,
	(Pre-refunded @ $100, 3/15/13) (b)	Aa3/AAA	9,116,602
1,250	Student Housing Corp., 5.125%, 7/1/34,
	(Pre-refunded @ $100, 7/1/14) (FGIC) (b)	Aaa/AAA	1,323,213
4,270	Teachers College, 5.00%, 7/1/32 (MBIA)	Aaa/NR	4,430,381
2,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	Aaa/NR	2,117,140
2,000	State Environmental Facs. Corp., State Clean
	Water & Drinking Rev., 5.125%, 6/15/31	Aaa/AAA	2,087,640
6,100	State Urban Dev. Corp., Personal Income Tax Rev.,
	5.00%, 3/15/33, Ser. C-1, (Pre-refunded @ $100, 3/15/13) (b)	Aa3/AAA	6,466,427
	Tobacco Settlement Asset Backed, Inc. Rev., Ser. 1,
25,000	5.00%, 6/1/34	NR/BBB	25,434,500
25,000	5.75%, 7/15/32, (Pre-refunded @ $100, 7/15/12) (b)	Aaa/AAA	27,159,500
10,000	6.375%, 7/15/39, (Pre-refunded @ $101, 7/15/09) (b)	Aaa/AAA	10,622,100
	Triborough Bridge & Tunnel Auth. Rev. (FGIC-TCRS),
710	5.00%, 1/1/32	Aaa/AAA	734,282
3,990	5.00%, 1/1/32, (Pre-refunded @ $100, 1/1/12) (b)	Aaa/AAA	4,189,101
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Fac. Rev.,
	Glens Falls Hospital, 5.00%, 12/1/35, Ser. A (FSA)	Aaa/AAA	2,076,240
750	Westchester Cnty. Industrial Dev. Agcy. Continuing Care
	Retirement Rev., Kendal on Hudson, 6.50%, 1/1/34	NR/NR	799,590

	Total New York Municipal Bonds & Notes (cost-$239,214,868)		251,980,372

OTHER MUNICIPAL BONDS & NOTES—6.0%
	California—3.0%
	Alameda Unified School Dist., Alameda Cnty., GO, Ser. A (FSA),
3,500	zero coupon, 8/1/24	Aaa/AAA	1,601,390
3,000	zero coupon, 8/1/25	Aaa/AAA	1,304,490
5,000	California Cnty., Tobacco Securitization Agcy. Rev.,
	zero coupon, 6/1/28	Baa3/NR	4,349,400
3,130	Covina Valley Unified School Dist., GO, zero coupon,
	6/1/25, Ser. B (FGIC)	Aaa/AAA	1,371,472
			8,626,752
	Colorado—0.0%
210	Dawson Ridge Dist. No. 1, GO, zero coupon, 10/1/22, Ser. A	Aaa/NR	106,672
	Puerto Rico—3.0%
5,675	Children’s Trust Fund, Tobacco Settlement Rev.,
	5.625%, 5/15/43	Baa3/BBB	5,972,994
1,500	Commonwealth Highway & Transportation Auth. Rev.,
	5.25%, 7/1/38, Ser. D, (Pre-refunded @ $100, 7/1/12) (b)	Baa3/AAA	1,598,010
750	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	801,315
			8,372,319

	Total Other Municipal Bonds & Notes (cost-$15,803,590)		17,105,743

24 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO New York Municipal Income Fund II Schedule of Investments
May 31, 2007
Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
NEW YORK VARIABLE RATE NOTES (c) (d) (e)—2.8%
$ 5,595	Long Island Power Auth. Electric System Rev.,
	10.10%, 12/1/26, Ser. 339 (MBIA-IBC)	Aaa/NR	$6,301,089
1,300	State Urban Dev. Corp. Rev., 8.977%, 3/15/35	NR/AAA	1,558,440

	Total New York Variable Rate Notes (cost-$7,022,153)		7,859,529

OTHER VARIABLE RATE NOTES (e)—0.7%
	Puerto Rico—0.7%
1,900	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A
	(cost-$2,000,526)	Ba1/BBB-	2,016,641

NEW YORK VARIABLE RATE DEMAND NOTES (e) (f)—0.8%
100	Long Island Power Auth. Electric System Rev.,
	3.83%, 6/1/07, Ser. 1B	VMIG1/A-1+	100,000
	New York City, GO (MBIA),
300	3.88%, 6/1/07, Ser. B	VMIG1/A-1+	300,000
400	3.89%, 6/1/07, Ser. H	VMIG1/A-1	400,000
	New York City Transitional Finance Auth. Rev.,
1,000	3.83%, 6/1/07, Ser. 1	VMIG1/A-1+	1,000,000
500	3.89%, 6/1/07	VMIG1/A-1+	500,000

	Total New York Variable Rate Demand Notes (cost-$2,300,000)		2,300,000

U.S. TREASURY BILLS (g)—0.4%
1,045	4.95%-4.955%, 6/14/07 (cost-$1,043,130)		1,043,130

	Total Investments (cost-$267,384,267)— 100.0%		$282,305,415

5.31.07 | PIMCO Municipal Income Funds II Annual Report 25

PIMCO Municipal Income Funds II Schedule of Investments
May 31, 2007

Notes to Schedules of Investments:
*	Unaudited
(a)	Illiquid security.
(b)

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(c)

144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	Inverse Floater—The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.
(e)

Variable Rate Notes—Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2007.

(f)	Maturity date shown is date of next put.
(g)	All or partial amount segregated as collateral for futures contracts.
(h)

Residual Interest Bonds held in trust—Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Funds acquired the residual interest certificates.

These securities serve as collateral in a financing transaction.

Glossary:
AMBAC — insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins. — insured by California Mortgage Insurance
CP — Certificates of Participation
CA St. Mtg. — insured by California State Mortgage
FGIC — insured by Financial Guaranty Insurance Co.
FHA — insured by Federal Housing Administration
FSA — insured by Financial Security Assurance, Inc.
GNMA — insured by Government National Mortgage Association
GO — General Obligation Bond
GTD — Guaranteed
IBC — Insurance Bond Certificate
MBIA — insured by Municipal Bond Investors Assurance
NR — Not Rated
PSF — Public School Fund
Radian — insured by Radian Guaranty, Inc.
TCRS — Temporary Custodian Receipts
XLCA — insured by XL Capital Assurance

26 PIMCO Municipal Income Funds II Annual Report | 5.31.07 | See accompanying Notes to Financial Statements

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PIMCO Municipal Income Funds II Statements of Assets and Liabilities
May 31, 2007

		California	New York
	Municipal II	Municipal II	Municipal II
Assets:
Investments, at value (cost—$1,364,979,842, $879,667,154
and $267,384,267, respectively)	$1,491,686,622	$929,317,477	$282,305,415
Cash	1,664,936	98,840	1,503,419
Interest receivable	18,494,935	13,155,037	4,701,654
Receivable for investments sold	420,000	323,055	10,000
Receivable for variation margin on futures contracts	34,131	50,313	3,719
Prepaid expenses and other assets	2,083,287	38,083	347,251
Total Assets	1,514,383,911	942,982,805	288,871,458

Liabilities:
Payable for floating rate notes	115,540,000	220,964,639	41,028,367
Dividends payable to common and preferred shareholders	3,978,280	2,212,594	716,107
Interest payable	1,837,961	3,045,103	571,861
Investment management fees payable	593,157	304,529	104,966
Payable for variation margin on futures contracts	355,219	138,925	17,719
Accrued expenses and other payables	264,534	1,032,925	214,548
Total Liabilities	122,569,151	227,698,715	42,653,568
Preferred shares ($0.00001 par value and $25,000 net
asset and liquidation value per share applicable
to an aggregate of 20,200, 10,400 and 3,600 shares
issued and outstanding, respectively)	505,000,000	260,000,000	90,000,000
Net Assets Applicable to Common Shareholders	$886,814,760	$455,284,090	$156,217,890

Composition of Net Assets Applicable to
Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$589	$306	$106
Paid-in-capital in excess of par	838,015,300	434,511,918	149,968,350
Dividends in excess of net investment income	(719,429)	(1,935,976)	(524,386)
Accumulated net realized loss	(87,630,352)	(30,451,047)	(9,345,609)
Net unrealized appreciation of investments and futures
contracts	137,148,652	53,158,889	16,119,429
Net Assets Applicable to Common Shareholders	$886,814,760	$455,284,090	$156,217,890
Common Shares Outstanding	58,924,633	30,570,529	10,565,374
Net Asset Value Per Common Share	$15.05	$14.89	$14.79

28 PIMCO Municipal Income Funds II Annual Report | 5.31.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Operations
For the year ended May 31, 2007

		California	New York
	Municipal II	Municipal II	Municipal II
Investment Income:
Interest	$78,724,118	$46,041,982	$14,795,288

Expenses:
Investment management fees	9,013,152	4,636,117	1,606,003
Interest expense	4,370,148	8,521,828	1,565,412
Auction agent fees and commissions	1,289,922	676,722	235,991
Custodian and accounting agent fees	239,821	82,291	136,131
Trustees’ fees and expenses	86,795	47,230	22,695
Reports to shareholders	70,450	31,990	29,260
Audit and tax services	61,410	52,635	38,290
New York Stock Exchange listing fees	47,735	24,580	21,483
Transfer agent fees	32,405	35,405	34,785
Legal fees	30,040	14,410	5,840
Insurance expense	28,365	15,358	6,619
Excise tax expense	20,419	6,171	679
Investor relations	9,125	6,570	2,025
Miscellaneous	19,830	18,800	16,450
Total expenses	15,319,617	14,170,107	3,721,663
Less: investment management fees waived	(2,079,958)	(1,069,873)	(370,616)
custody credits earned on cash balances	(206,886)	(64,076)	(72,691)
Net expenses	13,032,773	13,036,158	3,278,356

Net Investment Income	65,691,345	33,005,824	11,516,932

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(48,885)	(226,090)	350,653
Futures contracts	(824,014)	(1,060,084)	(416,343)
Options written	960,514	355,013	204,225
Net change in unrealized appreciation/depreciation of:
Investments	27,692,419	15,976,904	1,212,450
Futures contracts	(8,177,757)	(4,657,552)	(190,383)
Net realized and change in unrealized gain on investments,
futures contracts and options written	19,602,277	10,388,191	1,160,602
Net Increase in Net Assets Resulting from
Investment Operations	85,293,622	43,394,015	12,677,534
Dividends on Preferred Shares from
Net Investment Income	(17,388,694)	(8,273,822)	(2,954,143)
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Investment Operations	$67,904,928	$35,120,193	$9,723,391

See accompanying Notes to Financial Statements | 5.31.07 | PIMCO Municipal Income Funds II Annual Report 29

PIMCO Municipal Income Funds II	Statements of Changes in Net Assets
Applicable to Common Shareholders
	Municipal II
	Year ended May 31,
	2007	2006
Investment Operations:
Net investment income	$65,691,345	$62,797,656
Net realized gain (loss) on investments, futures contracts and options written	87,615	(15,393,416)
Net change in unrealized appreciation/depreciation of investments,
futures contracts and options written	19,514,662	16,506,689
Net increase in net assets resulting from investment operations	85,293,622	63,910,929

Dividends to Preferred Shareholders from Net investment income:	(17,388,694)	(13,697,379)
Net increase in net assets applicable to common shareholders
resulting from investment operations	67,904,928	50,213,550

Dividends to Common Shareholders from Net investment income:	(47,920,349)	(55,835,634)

Capital Share Transactions:
Reinvestment of dividends	3,998,399	6,163,881
Total increase in net assets applicable to common shareholders	23,982,978	541,797

Net Assets Applicable to Common Shareholders:
Beginning of year	862,831,782	862,289,985
End of year (including dividends in excess of net investment income of
$(719,429) and $(1,251,379); $(1,935,976) and $(1,032,143) $(524,386)
and $(733,605); respectively)	$886,814,760	$862,831,782

Common Shares Issued in Reinvestment of Dividends:	266,561	417,928

30 PIMCO Municipal Income Funds II Annual Report | 5.31.07 | See accompanying Notes to Financial Statements

California Municipal II		New York Municipal II
Year ended May 31,		Year ended May 31,
2007	2006	2007	2006

$33,005,824	$32,096,363	$11,516,932	$11,187,579
(931,161)	(2,003,450)	138,535	143,004

11,319,352	3,500,999	1,022,067	1,000,321
43,394,015	33,593,912	12,677,534	12,330,904

(8,273,822)	(6,356,144)	(2,954,143)	(2,367,860)

35,120,193	27,237,768	9,723,391	9,963,044

(25,618,929)	(28,205,349)	(8,378,638)	(9,597,690)

2,403,958	2,750,671	784,927	910,722
11,905,222	1,783,090	2,129,680	1,276,076

443,378,868	441,595,778	154,088,210	152,812,134

$455,284,090	$443,378,868	$156,217,890	$154,088,210

158,649	187,096	52,337	61,504

See accompanying Notes to Financial Statements | 5.31.07 | PIMCO Municipal Income Funds II Annual Report 31

PIMCO California Municipal Income Fund II Statement of Cash Flows
For the year ended May 31, 2007
Cash Flows used for Operating Activities:
Purchases of long-term investments	$(55,863,816)
Proceeds from sales of long-term investments	25,241,927
Interest received	33,811,513
Net cash provided by options written	363,979
Operating expenses paid	(4,485,025)
Net cash provided by futures transactions	(5,308,146)
Net increase in short-term investments	6,004,550
Net cash used for operating activities	(235,018)

Cash Flows from Financing Activities:
Proceeds from issuance of floating rate notes	21,361,644
Cash dividends paid (excluding reinvestment of dividends of $722,333)	(31,483,959)
Net cash used for financing activities*	(10,122,315)

Net decrease in cash	(10,357,333)
Cash at beginning of period	10,456,173
Cash at end of period	98,840

Reconciliation of Net Increase in Net Assets From Investment
Operations to Net Cash Used for Operating Activities:
Net increase in net assets resulting from investment operations	43,394,015
Decrease in payable for investments purchased	(1,483,300)
Increase in receivable for investments sold	(193,055)
Decrease in interest receivable	273,948
Increase in prepaid expenses and other assets	(12,498)
Increase in investment management fees payable	6,370
Increase in variation margin payable on futures contracts	81,740
Decrease in variation margin receivable on futures contracts	327,749
Increase in accrued expenses and other payables	35,434
Net increase in investments	(42,665,421)

Net cash used for operating activities	$(235,018)

*	Supplemental Disclosure
Non-cash financing activity not included consists of interest expense on floating rate notes issued of $8,521,828.

32 PIMCO Municipal Income Funds II Annual Report | 5.31.07 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund II Statement of Cash Flows
For the year ended May 31, 2007
Cash Flows provided by Operating Activities:
Purchases of long-term investments	$(7,157,636)
Proceeds from sales of long-term investments	7,503,752
Interest received	12,368,413
Net cash provided by options written	210,661
Operating expenses paid	(1,711,458)
Net cash used for futures transactions	(516,146)
Net decrease in short-term investments	35,624
Net cash provided by operating activities	10,733,210

Cash Flows from Financing Activities:
Cash dividends paid (excluding reinvestment of dividends of $705,924)	(10,565,352)
Net cash used for financing activities*	(10,565,352)

Net increase in cash	167,858
Cash at beginning of period	1,335,562
Cash at end of period	1,503,420

Reconciliation of Net Increase in Net Assets From Investment
Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from investment operations	12,677,534
Increase in receivable for investments sold	(10,000)
Increase in interest receivable	(134,767)
Decrease in prepaid expenses and other assets	303
Increase in investment management fees payable	1,601
Decrease in variation margin payable on futures contracts	(26,203)
Decrease in variation margin receivable on futures contracts	116,783
Decrease in accrued expenses and other payables	(418)
Net increase in investments	(1,891,623)

Net cash provided by operating activities	$10,733,210

*	Supplemental Disclosure
Non-cash financing activity not included consists of interest expense on floating rate notes issued of $1,565,412.

See accompanying Notes to Financial Statements | 5.31.07 | PIMCO Municipal Income Funds II Annual Report 33

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2007

1. Organization and Significant Accounting Policies
PIMCO Municipal Income Fund II (“Municipal II”), PIMCO California Municipal Income Fund II (“California Municipal II”) and PIMCO New York Municipal Income Fund II (“New York Municipal II”), collectively referred to as the “Funds”, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

Under normal market conditions, Municipal II invests substantially all of its total assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its total assets in municipal bonds which pay interest that is currently exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its total assets in municipal bonds which pay interest that is currently exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds based upon events that have not been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Funds will be required to comply with the Interpretation by November 30, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the SFAS 157 against their current valuation policies to determine future applicability.

34 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2007

The following is a summary of significant accounting policies consistently followed by the Funds:

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Each Fund’s net asset value is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized, respectively daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital.

(e) Futures Contracts
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities, equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

5.31.07 | PIMCO Municipal Income Funds II Annual Report 35

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2007

1. Organization and Significant Accounting Policies (continued)

(f) Option Transactions
The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategy. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”) / Residual Interest Tax Exempt Bonds (“RITEs”)
The Funds invest in RIBs and RITEs (“Inverse Floaters”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In these transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (“FASB Statement No. 140”), the Funds account for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than an investment in Fixed Rate Bonds. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

36 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2007

1. Organization and Significant Accounting Policies (continued)

(h) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery basis transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations, consequently, such fluctuations are taken into account when determining its net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Funds do not participate in future gains and losses with respect to the security.

(i) Custody Credits Earned on Cash Balances
The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

(j) Interest Expense
Interest expense relates to the Funds’ liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

2. Investment Manager/Sub-Adviser
Each Fund has entered into an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and other administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.65% of each Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce Fund expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee for each Fund at the annual rate of 0.15% of each Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through June 30, 2007, and for a declining amount thereafter through June 30, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”) to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all investment decisions for the Funds. The Investment Manager, not the Funds, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities
For the year ended May 31, 2007, purchases and sales of investments, other than short-term securities, were:

		California	New York
	Municipal II	Municipal II	Municipal II

Purchases	$108,875,007	$54,371,550	$7,151,200
Sales	52,212,994	25,434,982	7,513,750

5.31.07 | PIMCO Municipal Income Funds II Annual Report 37

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2007

3. Investments in Securities (continued)

(a) Futures contracts outstanding at May 31, 2007:

		Market		Unrealized
		Value	Expiration	Appreciation
Municipal II	Contracts	(000)	Date	(Depreciation)
Long: Financial Future Euro—90 day	23	$5,442	6/18/07	$(27,312)
Financial Future Euro—90 day	23	5,443	9/17/07	(26,738)
Financial Future Euro—90 day	23	5,446	12/17/07	(24,438)
Financial Future Euro—90 day	23	5,450	3/17/08	(19,550)
U.S. Treasury Notes 5 yr. Futures	3,789	395,714	9/28/07	(473,625)
Short: U.S. Treasury Bond Futures	(34)	(3,712)	6/20/07	137,333
U.S. Treasury Bond Futures	(2,575)	(281,077)	6/30/07	10,400,580
U.S. Treasury Bond Futures	(924)	(100,832)	9/19/07	137,156
U.S. Treasury Notes 10 yr. Futures	(362)	(38,508)	9/19/07	90,500
				$10,193,906
California Municipal II
Long: Financial Future Euro—90 day	261	$61,753	6/18/07	$(250,712)
Financial Future Euro—90 day	251	59,402	9/17/07	(229,988)
Financial Future Euro—90 day	261	61,798	12/17/07	(215,513)
Financial Future Euro—90 day	261	61,847	3/17/08	(160,050)
U.S. Treasury Notes 5 yr. Futures	960	100,260	9/28/07	(120,000)
Short: U.S. Treasury Bond Futures	(1,116)	(121,818)	6/20/07	4,237,313
U.S. Treasury Bond Futures	(560)	(61,110)	9/19/07	83,125
U.S. Treasury Notes 10 yr. Futures	(576)	(61,272)	9/19/07	144,000
				$3,488,175
New York Municipal II
Long: U.S. Treasury Notes 5 yr. Futures	189	$19,739	9/28/07	$(23,625)
Short: U.S. Treasury Bond Futures	(303)	(33,074)	6/30/07	1,150,453
U.S. Treasury Bond Futures	(65)	(7,093)	9/19/07	9,649
U.S. Treasury Notes 10 yr. Futures	(34)	(3,617)	6/20/07	55,781
				$1,192,258
(b) Transactions in options written for the year ended May 31, 2007:
			Contracts	Premiums
Municipal II
Options outstanding, May 31, 2006			—	$0
Options written			5,811	988,770
Options terminated in closing transactions			(1,497)	(205,650)
Options expired			(4,314)	(783,120)
Options outstanding, May 31, 2007			—	$0

California Municipal II
Options outstanding, May 31, 2006			—	$0
Options written			1,997	363,979
Options terminated in closing transactions			(475)	(65,254)
Options expired			(1,522)	(298,725)
Options outstanding, May 31, 2007			—	$0

New York Municipal II
Options outstanding, May 31, 2006			—	$0
Options written			1,287	210,661
Options terminated in closing transactions			(341)	(46,845)
Options expired			(946)	(163,816)
Options outstanding, May 31, 2007			—	$0

38 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2007

4. Income Tax Information

Municipal II:

The tax character of dividends paid were:

	Year ended	Year ended
	May 31, 2007	May 31, 2006

Ordinary Income	$6,763,575	$4,296,868
Tax Exempt Income	$58,545,468	$65,236,145

At May 31, 2007, there were no distributable earnings.

At May 31, 2007, Municipal II had a capital loss carryforward of $77,152,498 ($10,260,913 of which will expire in 2012, $54,505,416 of which will expire in 2013, $4,473,237 of which will expire in 2014 and $7,912,932 of which will expire in 2015), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended May 31, 2007, permanent ”book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and non-deductible excise taxes. These adjustments were to decrease distribution in excess of net investment income by $149,648, decrease paid-in capital by $19,711 and increase accumulated net realized loss by $129,937.

California Municipal II:

The tax character of dividends paid were:

	Year ended	Year ended
	May 31, 2007	May 31, 2006

Ordinary Income	$1,663,293	$1,211,673
Tax Exempt Income	$32,229,458	$33,349,820

At May 31, 2007, there were no distributable earnings.

At May 31, 2007, California Municipal II had a capital loss carryforward of $25,780,263 ($3,919,943 of which will expire in 2012, $16,328,922 of which will expire in 2013 and $5,531,398 of which will expire in 2015), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended May 31, 2007, permanent ”book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and non-deductible excise taxes. These adjustments were to increase distribution in excess of net investment income by $16,906, decrease paid-in capital by $5,957 and decrease accumulated net realized loss by $22,863.

New York Municipal II:

The tax character of dividends paid were:

	Year ended	Year ended
	May 31, 2007	May 31, 2006

Ordinary Income	$341,156	$358,930
Tax Exempt Income	$10,991,625	$11,606,620
At May 31, 2007, there were no distributable earnings.

5.31.07 | PIMCO Municipal Income Funds II Annual Report 39

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2007

4. Income Tax Information (continued)

At May 31, 2007, New York Municipal II had a capital loss carryforward of $6,186,327 ($378,802 of which will expire in 2012, $5,755,677 of which will expire in 2013 and $51,848 of which will expire in 2015) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

For the year ended May 31, 2007, permanent ”book-tax” differences were primarily attributable to the differing treatment of inverse floater transactions and non-deductible excise taxes. These adjustments were to decrease distribution in excess of net investment income by $25,068, decrease paid-in capital by $655 and increase accumulated net realized loss by $24,413.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2007 were:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
	Investments	Appreciation	Depreciation	Appreciation

Municipal II	$1,251,592,975	$126,591,806	$ 57,999	$126,533,807
California Municipal II	660,209,194	47,282,632	—	47,282,632
New York Municipal II	230,462,609	11,577,724	560,187	11,017,537

The difference between book and tax appreciation is primarily attributable to wash sales and inverse floater transactions.

5. Auction Preferred Shares
Municipal II has issued 4,040 shares of Preferred Shares Series A, 4,040 shares of Preferred Shares Series B, 4,040 shares of Preferred Shares Series C, 4,040 shares of Preferred Shares Series D and 4,040 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal II has issued 2,080 shares of Preferred Shares Series A, 2,080 shares of Preferred Shares Series B, 2,080 shares of Preferred Shares Series C, 2,080 shares of Preferred Shares Series D and 2,080 shares of Preferred Shares Series E, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal II has issued 1,800 shares of Preferred Shares Series A and 1,800 shares of Preferred Shares Series B, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

For the year ended May 31, 2007, the annualized dividend rates ranged from:

	High	Low	At May 31, 2007
Municipal II:
Series A	5.32%	2.90%	3.00%
Series B	5.32%	3.00%	3.50%
Series C	5.30%	3.00%	3.15%
Series D	4.00%	3.15%	3.50%
Series E	5.32%	3.10%	3.30%
California Municipal II:
Series A	5.32%	2.00%	3.00%
Series B	5.32%	2.105%	3.50%
Series C	4.875%	2.75%	3.25%
Series D	3.80%	2.20%	3.25%
Series E	5.32%	2.50%	3.00%

40 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Funds II Notes to Financial Statements
May 31, 2007

5. Auction Preferred Shares (continued)

New York Municipal II:
Series A	4.00%	2.85%	3.50%
Series B	5.32%	2.75%	3.20%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or triggering the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

6. Subsequent Common Dividend Declarations
On June 1, 2007, the following dividends were declared to common shareholders payable July 2, 2007 to shareholders of record on June 11, 2007:

Municipal II	$0.065 per common share
California Municipal II	$0.07 per common share
New York Municipal II	$0.06625 per common share

On July 2, 2007 the following dividends were declared to common shareholders payable August 1, 2007 to shareholders of record on July 12, 2007:

Municipal II	$0.065 per common share
California Municipal II	$0.07 per common share
New York Municipal II	$0.06625 per common share

7. Legal Proceedings
In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants a number of pending lawsuits concerning ”market timing” and ”revenue sharing/shelf-space/directed brokerage” which allege the same or similair conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgements or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds. The foregoing speaks only as of the date hereof.

5.31.07 | PIMCO Municipal Income Funds II Annual Report 41

PIMCO Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

					For the period
					June 28, 2002*
	Year ended May 31,				through
	2007	2006	2005	2004	May 31, 2003
Net asset value, beginning of period	$14.71	$14.81	$14.01	$14.66	$14.33 **
Investment Operations:
Net investment income	1.13	1.08	1.11	1.17	0.93
Net realized and unrealized gain (loss) on
investments, futures contracts, options written,
swaps and foreign currency transactions	0.33	0.01	0.84	(0.77)	0.53
Total from investment operations	1.46	1.09	1.95	0.40	1.46
Dividends and Distributions on
Preferred Shares from:
Net investment income	(0.30)	(0.23)	(0.14)	(0.08)	(0.08)
Net realized gains	—	—	—	—	(0.01)
Total dividends and distributions on
preferred shares	(0.30)	(0.23)	(0.14)	(0.08)	(0.09)
Net increase in net assets applicable to
common shareholders resulting from
investment operations	1.16	0.86	1.81	0.32	1.37
Dividends and Distributions to Common
Shareholders from:
Net investment income	(0.82)	(0.96)	(1.01)	(0.97)	(0.84)
Net realized gains	—	—	—	—	(0.09)
Total dividends and distributions to common
shareholders	(0.82)	(0.96)	(1.01)	(0.97)	(0.93)
Capital Share Transactions:
Common stock offering costs charged to
paid-in capital in excess of par	—	—	—	—	(0.02)
Preferred shares offering costs/underwriting
discounts charged to paid-in capital in
excess of par	—	—	—	—	(0.09)
Total capital share transactions	—	—	—	—	(0.11)
Net asset value, end of period	$15.05	$14.71	$14.81	$14.01	$14.66
Market price, end of period	$15.42	$14.45	$15.02	$13.31	$14.80
Total Investment Return (1)	12.64%	2.63%	21.00%	(3.69)%	5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
shareholders, end of period (000)	$886,815	$862,832	$862,290	$812,670	$846,885
Ratio of expenses to average net assets,
including interest expense (2)(3)(4)(5)	1.50%	1.30%†	1.05%†	1.08%†	0.97%#†
Ratio of expenses to average net assets,
excluding interest expense (2)(3)(5)	1.01%	1.05%	1.02%	1.03%	0.95%#
Ratio of net investment income to average
net assets (2)(5)	7.45%	7.31%	7.71%	8.16%	6.99%#
Preferred shares asset coverage per share	$68,889	$67,701	$67,676	$65,224	$66,920
Portfolio turnover	4%	20%	9%	26%	27%

42 PIMCO Municipal Income Funds II Annual Report | 5.31.07 | See accompanying Notes to Financial Statements

PIMCO California Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

					For the period
					June 28, 2002*
	Year Ended May 31,				through
	2007	2006	2005	2004	May 31, 2003
Net asset value, beginning of period	$14.58	$14.61	$13.53	$14.66	$14.33 **
Investment Operations:
Net investment income	1.08	1.06	1.05	1.13	0.86
Net realized and unrealized gain (loss) on
investments, futures contracts, options written,
swaps and foreign currency transactions	0.34	0.05	1.13	(1.26)	0.47
Total from investment operations	1.42	1.11	2.18	(0.13)	1.33
Dividends on Preferred Shares from:
Net investment income	(0.27)	(0.21)	(0.12)	(0.07)	(0.07)
Net increase (decrease) in net assets applicable
to common shareholders resulting from
investment operations	1.15	0.90	2.06	(0.20)	1.26
Dividends to Common Shareholders from:
Net investment income	(0.84)	(0.93)	(0.98)	(0.93)	(0.81)
Capital Share Transactions:
Common stock offering costs charged to
paid-in capital in excess of par	—	—	—	—	(0.02)
Preferred shares offering costs/underwriting
discounts charged to paid-in capital in
excess of par	—	—	—	—	(0.10)
Total capital share transactions	—	—	—	—	(0.12)
Net asset value, end of period	$14.89	$14.58	$14.61	$13.53	$14.66
Market price, end of period	$15.96	$14.62	$14.76	$13.27	$14.78
Total Investment Return (1)	15.35%	5.50%	19.14%	(3.92)%	4.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
shareholders, end of period (000)	$455,284	$443,379	$441,596	$407,659	$439,970
Ratio of expenses to average net assets,
including interest expense (2)(3)(4)(6)	2.89%	2.02%	1.36%	1.60%	1.10%#
Ratio of expenses to average net assets,
excluding interest expense (2)(3)(6)	1.01%	1.06%	1.06%	1.07%	0.97%#
Ratio of net investment income to average
net assets (2)(6)	7.28%	7.24%	7.37%	8.05%	6.51%#
Preferred shares asset coverage per share	$68,765	$67,620	$67,451	$64,191	$67,301
Portfolio turnover	3%	12%	5%	20%	39%

See accompanying Notes to Financial Statements | 5.31.07 | PIMCO Municipal Income Funds II Annual Report 43

PIMCO New York Municipal Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

					For the period
					June 28, 2002*
	Year Ended May 31,				through
	2007	2006	2005	2004	May 31, 2003
Net asset value, beginning of period	$14.66	$14.62	$13.54	$14.45	$14.33 **
Investment Operations:
Net investment income	1.10	1.07	1.07	1.06	0.86
Net realized and unrealized gain (loss) on
investments, futures contracts, options written,
swaps and foreign currency transactions	0.11	0.11	1.12	(0.97)	0.28
Total from investment operations	1.21	1.18	2.19	0.09	1.14
Dividends on Preferred Shares from:
Net investment income	(0.28)	(0.23)	(0.13)	(0.07)	(0.08)
Net increase in net assets applicable to
common shareholders resulting from
investment operations	0.93	0.95	2.06	0.02	1.06
Dividends to Common Shareholders from:
Net investment income	(0.80)	(0.91)	(0.98)	(0.93)	(0.81)
Capital Share Transactions:
Common stock offering costs charged to
paid-in capital in excess of par	—	—	—	—	(0.03)
Preferred shares offering costs/underwriting
discounts charged to paid-in capital in
excess of par	—	—	—	—	(0.10)
Total capital share transactions	—	—	—	—	(0.13)
Net asset value, end of period	$14.79	$14.66	$14.62	$13.54	$14.45
Market price, end of period	$15.49	$14.14	$14.80	$13.05	$14.71
Total Investment Return (1)	15.51%	1.65%	21.45%	(5.15)%	3.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
shareholders, end of period (000)	$156,218	$154,088	$152,812	$140,958	$149,606
Ratio of expenses to average net
assets, including interest expense (2)(3)(4)(7)	2.13%	1.89%	1.25%	1.16%	1.02%#
Ratio of expenses to average net assets,
excluding interest expense (2)(3)(7)	1.14%	1.13%	1.14%	1.15%	1.02%#
Ratio of net investment income to average
net assets (2)(7)	7.33%	7.29%	7.53%	7.58%	6.47%#
Preferred shares asset coverage per share	$68,386	$67,785	$67,439	$64,148	$66,552
Portfolio turnover	3%	26%	11%	14%	27%

44 PIMCO Municipal Income Funds II Annual Report | 5.31.07 | See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Financial Highlights

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
#	Annualized.
†
Previously reported in prior years’ financial statements as 1.05%, 1.02%, 1.03% and 0.95% (annualized) for the years ended May 31, 2006, May 31, 2005, May 31, 2004 and for the period June 28, 2002 (commencement of operations) through May 31, 2003, respectively. Revised due to the impact of inverse floater transactions.

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(i) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the periods indicated, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24%, 0.25%, and 0.23% (annualized) for the years ended May 31, 2007, May 31, 2006, May 31, 2005, May 31, 2004 and for the period June 28, 2002 (commencement of operations) through May 31, 2003, respectively.

(6)

During the periods indicated, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24%, 0.24% and 0.23% (annualized) for the years ended May 31, 2007, May 31, 2006, May 31, 2005, May 31, 2004 and for the period June 28, 2002 (commencement of operations) through May 31, 2003. respectively.

(7)

During the periods indicated, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.24%, 0.24%, 0.24%, 0.24% and 0.23% (annualized) for the years ended May 31, 2007, May 31, 2006, May 31, 2005, May 31, 2004 and for the period June 28, 2002 (commencement of operations) through May 31, 2003. respectively.

See accompanying Notes to Financial Statements | 5.31.07 | PIMCO Municipal Income Funds II Annual Report 45

PIMCO Municipal Income Funds II	Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of:

PIMCO Municipal Income Fund II,
PIMCO California Municipal Income Fund II and
PIMCO New York Municipal Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and of cash flows (for PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively hereafter referred to as the “Funds”) at May 31, 2007, the results of each of their operations and cash flows (for PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II only) for the year ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 29, 2001 (commencement of operations) through April 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 26, 2007

46 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Funds II	Tax Information/Corporate Changes
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (May 31, 2007) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Funds during the tax period ended May 31, 2007 were federally exempt interest dividends. However, the Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentage of dividends paid from net investment income during the tax period which are taxable were:

Municipal Income II	10.4%
California Municipal Income II	4.9%
New York Municipal Income II	3.0%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with each Fund’s tax year ended May 31, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2008, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Corporate Changes:

On December 12, 2006, the Funds’ Board of Trustees appointed Hans W. Kertess as Chairman of the Board of Trustees, effective January 1, 2007.

5.31.07 | PIMCO Municipal Income Funds II Annual Report 47

PIMCO Municipal Income Funds II	Privacy Policy, Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information
In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy
As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information
We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:
A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is or will be available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

48 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Funds II Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

5.31.07 | PIMCO Municipal Income Funds II Annual Report 49

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 years:

The address of each trustee is 1345 Avenue of the
Americas, New York, NY 10105

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company;
Date of Birth: 7/12/39	Formerly, Managing Director, Royal Bank of Canada Capital
Chairman of the Board of Trustees since: 2007	Markets.
Trustee since: 2002
Term of office: Expected to stand for re-election at 2009
annual meeting of shareholders.
Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Retired. Formerly Director, Student Loan Finance Corp., Education
Date of Birth: 9/27/21	Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety
Trustee since: 2002	Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler
Term of office: Expected to stand for re-election at	Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
2007 annual meeting of shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor	Corporate Affairs Consultant. Formerly, Senior Vice President,
Date of Birth: 9/17/34	Corporate Office, Smith Barney Inc.
Trustee since: 2002
Term of office: Expected to stand for re-election at 2009
annual meeting of shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II
Date of Birth: 7/26/37	Ltd., registered broker-dealer and member of the New York
Trustee since: 2002	Stock Exchange.
Term of office: Expected to stand for re-election at
2007 annual meeting of shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

William B. Ogden, IV	Asset Management Industry Consultant; Formerly, Managing
Date of Birth: 1/11/45	Director, Investment Banking Division of Citigroup Global Markets
Trustee since: 2006	Inc.
Term of office: Expected to stand for re-election at 2009
annual meeting of shareholders.
Trustee/Director of 27 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC,
Date of Birth: 9/4/41	specialist firm on the New York Stock Exchange.
Trustee since: 2002
Term of office: Expected to stand for re-election at
2008 annual meeting of shareholders.
Trustee/Director of 27 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

50 PIMCO Municipal Income Funds II Annual Report | 5.31.07

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 years:
John C. Maney †	Chief Financial Officer of Allianz Global Investors Fund
Date of Birth: 8/3/59	Management LLC; Managing Director and Chief Financial Officer
Trustee since 2006	of AGIFM and Allianz Global Investors of America L.P. since
Term of office: Expected to stand for election at 2007	Jan. 2005 and Chief Operating Officer of Allianz Global Investors
annual meeting of shareholders.	of America since Nov. 2006, Executive Vice President and Chief
Trustee/Director of 65 Funds in Fund Complex	Financial Officer since 2001. Chief Financial Officer of PIMCO,
Trustee/Director of no Funds outside the Fund Complex	Oppenheimer Capital LLC, NFJ Investment Group and a number
of other affiliated entities. Chief Financial Officer and Executive
Vice President of Allianz Global Investors Distributors LLC.
Formerly, Executive Vice President and Chief Financial Officer of
Apria Healthcare Group, Inc. (1998-2001)

†
Mr. Maney is an “interested person” of each Fund due to his affiliation with Allianz Global Investors of America L.P. (“AGI”). In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer of AGI, Allianz Global Investors of America Holdings Inc., Allianz Global Investors of America LLC, Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P., Allianz-Pac Life Partners LLC and Allianz Global Investors U.S. Retail LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited, StocksPLUS Management, Inc. and Vision Holdings LLC; Chief Operating Officer and Chief Financial Officer of Oppenheimer Group, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated June 25, 2002, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

5.31.07 | PIMCO Municipal Income Funds II Annual Report 51

PIMCO Municipal Income Funds II Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with
Funds	Principal Occupation(s) During Past 5 years:
Brian S. Shlissel	Executive Vice President, Director of Fund Administration, Allianz
Date of Birth: 11/14/64	Global Investors Fund Management LLC; Director of 8 funds in the
President & Chief Executive Officer since: 2002	Fund Complex; President and Chief Executive Officer of 35 funds in the
Fund Complex; Treasurer; Principal Financial and Accounting Officer of
36 funds in the Fund Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC;
Date of Birth: 3/10/66	Treasurer, Principal Financial and Accounting officer of 35 funds in the
Treasurer, Principal Financial and Accounting	Fund Complex; Assistant Treasurer of 36 funds in the Fund Complex.
Officer since: 2002

Thomas J. Fuccillo	Senior Vice President, Senior Counsel, Allianz Global Investors of
Date of Birth: 3/22/68	America L.P., Secretary of 71 funds in the Fund Complex. Formerly, Vice
Vice President, Secretary & Chief Legal Officer	President and Associate General Counsel, Neuberger Berman LLC.
since: 2004

Scott Whisten	Vice President, Allianz Global Investors Fund Management LLC; Assistant
Date of Birth: 3/13/71	Treasurer of 71 funds in the Fund Complex. Formerly Accounting
Assistant Treasurer since: 2007	Manager Prudential Investments (2002-2005).

Youse E. Guia	Senior Vice President, Group Compliance Manager, Allianz Global
Date of Birth: 9/3/72	Investors of America L.P., Chief Compliance Officer of 71 funds in the
Chief Compliance Officer since: 2004	Fund Complex. Formerly, Vice President, Group Compliance Manager,
Allianz Global Investors of America L.P. (2002-2004), Audit Manager,
Pricewaterhouse Coopers LLP (1996-2002).

William V. Healey	Executive Vice President and Chief Legal Officer, Allianz Global Investors
Date of Birth: 7/28/53	of America L.P., Executive Vice President, Chief Legal Officer and
Assistant Secretary since: 2006	Secretary, Allianz Global Investors Fund Management LLC, Allianz
Global Investors Distributors LLC, Allianz Global Investors Advertising
Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz
Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant
Secretary of 71 funds in the Fund Complex; formerly, Chief Legal
Officer, Vice President and Associate General Counsel of The Prudential
Insurance Company of America (1998-2005).

Richard H. Kirk	Senior Vice President, Allianz Global Investors of America L.P. (since
Date of Birth: 4/6/61	2004). Senior Vice President, Associate General Counsel, Allianz Global
Assistant Secretary since: 2006	Investors Distributors LLC. Assistant Secretary of 71 funds in the Fund
Complex; formerly, Vice President, Counsel, The Prudential Insurance
Company of America/American Skandia (2002-2004).

Kathleen A. Chapman	Assistant Secretary of 71 funds in the Fund Complex; Manager IIG
Date of Birth: 11/11/54	Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance
Assistant Secretary since: 2006	Company of America and Assistant Corporate Secretary of affiliated
American Skandia companies (1996-2004).

Lagan Srivastava
Date of Birth: 9/20/77	Assistant Secretary of 71 funds in the Fund Complex; formerly Research
Assistant Secretary since: 2006	Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin
Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

52 PIMCO Municipal Income Funds II Annual Report | 5.31.07

Trustees and Principal Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Scott Whisten
Trustee	Assistant Treasurer
John C. Maney	Youse E. Guia
Trustee	Chief Compliance Officer
William B. Ogden, IV	Kathleen A. Chapman
Trustee	Assistant Secretary
R. Peter Sullivan III	William V. Healey
Trustee	Assistant Secretary
Richard H. Kirk
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Funds file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On January 3, 2007, each Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)                 As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)                During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)                 During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                     Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,706 in 2006 and $23,219 in 2007.

b)                    Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $5,046 in 2006 and $5,476 in 2007. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                     Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $9,000 in 2006 and $9,000 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)                    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                     1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO New York Municipal Income Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the

Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)         The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)           Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)            Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g)  Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,205,889 and the 2007 Reporting Period was $2,331,204.

h)  Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND II

(each a “Trust”)

PROXY VOTING POLICY

1.

It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional

-1-.

information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of August 6, 2007 the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

Mark V. McCray

Mr. McCray has been the portfolio manager for each of the Funds since inception (June 2002). Mr. McCray is a Managing Director and portfolio manager responsible for the firm's municipal bond portfolios and tax-sensitive portfolios, and has managed the subject portfolios since their inception. He currently serves as Chairman of PIMCO's Shadow Investment Committee. He joined the firm in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm's proprietary municipal trading. Mr. McCray has nineteen years of investment experience and holds bachelor's degrees in finance and real estate from Temple University and an MBA from The Wharton School of the University of Pennsylvania, with concentrations in finance, accounting, and strategic management.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of May 31, 2007, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Mark V. McCray	PML	13	4,742.83	2	807.74	18	1,497.53
	PCK	13	5,422.43	2	807.74	18	1,497.53
	PNI	13	5,893.69	2	807.74	18	1,497.53

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

As of May 31, 2007, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of 05/31/07.

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II
Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark V. McCray	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			TOTAL NUMBER	MAXIMUM NUMBER OF
			OF SHARES PURCHASED	SHARES THAT MAY YET BE
	TOTAL NUMBER	AVERAGE	AS PART OF PUBLICLY	PURCHASED UNDER THE PLANS
PERIOD	OF SHARES	PRICE PAID	ANNOUNCED PLANS OR	OR PROGRAMS
	PURCHASED	PER SHARE	PROGRAMS
June 2006	N/A	N/A	N/A	N/A
July 2006	N/A	14.41	4,797	N/A
August 2006	N/A	14.65	4,726	N/A
September 2006	N/A	14.92	4,597	N/A
October 2006	N/A	14.98	4,777	N/A
November 2006	N/A	15.13	4,979	N/A
December 2006	N/A	15.21	4,899	N/A
January 2007	N/A	15.20	4,705	N/A
February 2007	N/A	15.09	4,726	N/A
March 2007	N/A	15.14	4,731	N/A
April 2007	N/A	15.15	4,701	N/A
May 2007	N/A	15.29	4,699	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)      The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)      There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that ocurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO New York Municipal Income Fund II

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	August 6, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	August 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	August 6, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	August 6, 2007